UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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BELDEN INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Belden

Connect to what's possible.

2025 Proxy Statement and Notice of Annual Meeting of Shareholders

Belden

Clearly Defined Strategy

1 Growing portfolio of best-in-class networking & data products

2 Advancing our Solutions capabilities

3 Enhancing growth with selective M&A

4 Delivering long term growth in earnings and FCF generation

At Belden, we believe that better connections unlock untold possibilities for our customers. We advance ideas and technologies that enable a safer, smarter, and more prosperous future.”
Ashish Chand
President and Chief Executive Officer

April 8, 2025
Dear Stockholder:
I am pleased to invite you to our 2025 Annual Stockholders’ Meeting. We will hold the meeting virtually at 12:30 p.m. central time on May 22, 2025. The meeting will be hosted at www.virtualshareholdermeeting.com/bdc2025.
On April 8, 2025, we began mailing our stockholders a notice containing instructions on how to access our 2025 Proxy Statement and 2024 Annual Report and how to vote online. The notice also included instructions on how to receive a paper copy of your annual meeting materials, including the notice of annual meeting, proxy statement and proxy card. If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement and proxy card from our Board of Directors were enclosed. If you received your annual meeting materials via e-mail, the e-mail contained voting instructions and links to the annual report and the proxy statement on the Internet, which are both available at https://investor.belden.com/financials/annual-reports/default.aspx.
The Agenda for this year's annual meeting consists of the following items:
1.Election of the directors nominated by the Company's Board of Directors, each for a term of one year;
2.Ratification of the appointment of Ernst & Young as the Company's independent registered public accounting firm for 2025;
3.An advisory vote on executive compensation paid to the Company's named executive officers in 2024; and
4.The transaction of any other business that may properly come before the meeting (including adjournments and postponements)
Ashish Chand
President and Chief Executive Officer

2025 Proxy Statement	1

Notice of 2025 Annual Stockholders’ Meeting

Date	Time	Location	Record Date

Thursday, May 22, 2025	12:30 p.m. U.S. Central Time	Online at www.virtualshareholdermeeting.com/bdc2025	March 25, 2025

Agenda		Board Recommendations	Page Reference

1	To elect the directors nominated by the Company’s Board of Directors, each for a term of one year.	"FOR" for all nominees	Page 8

2	To ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2025.	“FOR”	Page 22

3	To hold an advisory vote on executive compensation for 2024.	“FOR”	Page 24

4	To transact any other business as may properly come before the meeting (including adjournments and postponements)

Who Can Vote
You are entitled to vote if you were a stockholder at the close of business on March 25, 2025 (our record date).
Financial Statements
The Company’s 2024 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K, is available on the same website as this Proxy Statement. If you were mailed this Proxy Statement, the Annual Report was included in the package. The Form 10-K includes the Company’s audited financial statements and notes for the year ended December 31, 2024, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Voting
Please vote as soon as possible to record your vote promptly, even if you plan to attend the annual meeting. You have three options for submitting your vote before the annual meeting:

By Internet www.proxyvote.com	By Phone 1-800-690-6903	By Mail Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided
By Authorization of the Board of Directors,
Brian E. Anderson
Senior Vice President – Legal, General Counsel and Corporate Secretary
St. Louis, Missouri
April 8, 2025

2	2025 Proxy Statement

2025 Proxy Statement	3

Proxy Voting Roadmap
This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before submitting your proxy and voting instructions.

PROPOSAL 1
Election of Directors
The Company currently has nine directors – Mses. Diane D. Brink, Judy L. Brown, Nancy Calderon and YY Lee and Messrs. David J. Aldrich, Lance C, Balk, Ashish Chand, Jonathan C. Klein, and Gregory McCray. The term of each director will expire at this annual meeting and the Board proposes that each of Mses. Brink, Brown, Calderon and Lee and Messrs. Aldrich, Balk, Chand, Klein, and McCray be reelected for a new term of one year and until their successors are duly elected and qualified.

	The board recommends that you vote FOR for all nominees.	Page 8

Snapshot of 2025 Director Nominees
Our Board reflects a diversity of skills and backgrounds and includes a range of tenures that provide an effective balance of perspectives with new ideas and institutional knowledge.

		Director Since		Committees
Director Nominees	Age		Other Boards	A	C	CS	F	NCG

David J. Aldrich Chairman Former President, Chief Executive Officer, and Chairman of the Board of Skyworks Solutions, Inc.	68	2007	●Indie Semiconductor ●Allegro Microsystems
Lance C. Balk Former General Counsel, Six Flags Entertainment Corporation	67	2000	●None
Diane D. Brink Senior Fellow and Adjunct Professor of Marketing, Kellogg School of Management at Northwestern University	66	2017	●Indie Semiconductor
Judy L. Brown Former Senior Vice President, Corporate Affairs, Amgen Corporation	56	2008	●None
Nancy Calderon Former Senior Partner of Board Leadership Center and Director of Global Delivery Center in India and its related holding companies, KPMG LLP	66	2020	●Northern Technologies International Corp.
Ashish Chand President and Chief Executive Officer, Belden Inc.	50	2023	●None
Jonathan C. Klein Co-founder and CEO, Hang Media	67	2015	●Brown Broadcasting Service
YY Lee Former Chief Strategy Officer, Anaplan	57	2023	●Synaptic Incorporated ●Commvault Systems Inc.
Gregory McCray CEO, PBE Axell	62	2022	●ADTRAN ●DigitalBridge

A - Audit	C - Compensation	CS - Cybersecurity*	F - Finance	NCG - Nominating and Corporate Governance
Independent		* Subcommittee of Audit	Chair	Member

4	2025 Proxy Statement

Proxy Voting Roadmap
Director Nominee Demographics and Skills

Age 62 Average Age

3 40s-50s
6 60s

Tenure 10 Average Tenure

¢	1 20+ Years	2 6-10 Years
	2 11-19 Years	4 0-5 Years
BOARD MEMBER SKILLS

CEO/Senior Executive	Digital Expertise

Finance/Disclosure/Accounting	Corporate Governance

Human Capital Management	Other Board Expertise

Governance Highlights

All director nominees, except Dr. Chand, are independent	Robust director refreshment with four directors added in past five years
Independent Board Chair	Limits on the number of other directorships held by our directors
Annual director elections with a majority vote standard	Proactive and holistic oversight of sustainability strategy, risk, data privacy and security

2025 Proxy Statement	5

Proxy Voting Roadmap

PROPOSAL 2
Ratification of the Appointment of Ernst & Young as Independent Registered Public Accounting Firm for 2025
Our Board recommends a vote FOR ratification of the appointment as Ernst & Young as the independent registered public accounting firm for 2025. The Audit Committee considered a number of factors in re-engaging Ernst & Young, including their institutional knowledge, independence controls and objectivity, industry knowledge and expertise. The Audit Committee has determined that the retention continues to be in the best interests of Belden and its stockholders.

	The board recommends that you vote FOR this proposal.	Page 22

PROPOSAL 3
Approval, on an Advisory Basis, of Compensation Paid to our Named Executive Officers
Belden’s executive compensation program is designed to support the interests of stockholders by rewarding executives for achievement of the Company’s specific business objectives. Individual compensation packages and the mix of base salary, annual cash incentive opportunity and long-term equity incentive compensation for each NEO vary depending upon the executive’s level of responsibilities, potential, performance and tenure with the Company. The percentage of total compensation that is performance-based and therefore at risk generally increases as an officer’s level of responsibilities increases.

	The board recommends that you vote FOR this proposal.	Page 24

6	2025 Proxy Statement

Proxy Voting Roadmap
2024 Executive Compensation Program

Pay Element	2024 Metrics and Average NEO Weighting of Total Target Compensation

Base Salary	●Objective: Compensates individuals based on job type and level within the Company ●Eligible for merit-based increases in connection with annual performance review

Annual Cash Incentive Plan (“ACIP”) Opportunity
●Objective: Rewards achievement of the Company’s performance targets and individual performance; zeros out if performance is below certain thresholds
●Based on target ACIP amount, which is a percentage of base salary and varies by executive
●If earned, paid annually following the computation and release of year-end financial results

Restricted Stock Units (“RSUs”)
●Objective: Supports retention and aligning stockholder and executive incentives
●Represents 50% of target long-term incentive opportunity
●Awards vest over time - 25% of the award vests on the first and second anniversary of the grant date, the remaining 50% vests on the third anniversary of the grant date

Performance Stock Units (“PSUs”)
●Objective: Supports retention and achievement of Company’s total stockholder return and free cash flow objectives; at risk if performance is below certain thresholds
●Represents 50% of target long-term incentive opportunity
●2024 PSUs may or may not result in the delivery of Belden shares in 2027 based on Company performance from 2024-2026

2025 Proxy Statement	7

Corporate Governance

PROPOSAL 1
Election of Directors
The Company currently has nine directors – Mses. Brink, Brown, Calderon and Lee and Messrs. Aldrich, Balk, Chand, Klein, and McCray. The term of each director will expire at this annual meeting and the Board proposes that each of Mses. Brink, Brown, Calderon and Lee and Messrs. Aldrich, Balk, Chand, Klein, and McCray be reelected for a new term of one year and until their successors are duly elected and qualified. Each nominee has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The Belden board of directors unanimously recommends a vote “FOR” the approval of the nominated slate of directors.

At its regular meeting in February 2025, the Board determined that each of the non-employee directors seeking reappointment meets the independence requirements of the NYSE listing standards. As part of this process, the Board determined that each such member had no material relationship with the Company.

8	2025 Proxy Statement

Corporate Governance
Biographies of Directors Seeking Reappointment

	David J. Aldrich Chairman of the Board of Directors Independent		Lance C. Balk Former General Counsel, Six Flags Entertainment Corporation Independent

Age: 68 Director Since: 2007	Committee(s): Compensation	Age: 67 Director Since: 2000	Committee(s): Compensation (Chair), Finance

Professional Experience and Background
From April 2000 to May 2014, Mr. Aldrich served as President, Chief Executive Officer, and Director of Skyworks Solutions, Inc. (“Skyworks”). In May 2014, Mr. Aldrich was named Chairman of the Board and Chief Executive Officer of Skyworks. From May 2016 to May 2018, Mr. Aldrich served as Executive Chairman of Skyworks. From May 2018 until his retirement in May 2021, Mr. Aldrich served as Chairman of the Skyworks board of directors. Skyworks is an innovator of high-performance analog and mixed signal semiconductors enabling mobile connectivity.
Key Qualifications and Expertise
The Board recruited Mr. Aldrich based on his experience in high technology signal transmission applications and for his experience as a Chief Executive Officer of a public company.
Other Public Company Boards
Current: Indie Semiconductor (Chairman of the Board of Directors, Audit Committee and Compensation Committee); Allegro Microsystems (Audit Committee and Nominating and Corporate Governance Committee);
Past 5 Years: Skyworks Solutions, Inc.; Mobix Labs
Education
Mr. Aldrich received a B.A. degree in political science from Providence College and an M.B.A. degree from the University of Rhode Island.

Professional Experience and Background
In September 2010, Mr. Balk was appointed as General Counsel of Six Flags Entertainment Corporation, a position he held until his retirement in February 2020. Previously, Mr. Balk served as Senior Vice President and General Counsel of Siemens Healthcare Diagnostics from November 2007 to January 2010. From May 2006 to November 2007, he served in those positions with Dade Behring, a leading supplier of products, systems and services for clinical diagnostics, which was acquired by Siemens Healthcare Diagnostics in November 2007. Previously, he had been a partner of Kirkland & Ellis LLP since 1989, specializing in securities law and mergers and acquisitions.
Key Qualifications and Expertise
The Board originally recruited Mr. Balk based on his expertise in advising multinational public and private companies on complex mergers and acquisitions and corporate finance transactions. He provides insight to the Board regarding business strategy, business acquisitions and capital structure.
Other Public Company Boards
Current: None
Past 5 Years: None
Education
Mr. Balk received a B.A. degree from Northwestern University and a J.D. degree and an M.B.A. degree from the University of Chicago.

2025 Proxy Statement	9

Corporate Governance

	Diane D. Brink Senior Fellow and Adjunct Professor of Marketing, Kellogg School of Management at Northwestern University Independent		Judy L. Brown Former Senior Vice President, Corporate Affairs, Amgen Independent

Age: 66 Director Since: 2017	Committee(s): Cybersecurity, Nominating and Corporate Governance (Chair)	Age: 56 Director Since: 2008	Committee(s): Audit, Finance (Chair)

Professional Experience and Background
Ms. Brink currently serves as a Senior Fellow and Adjunct Professor of Marketing at the Kellogg School of Management at Northwestern University. Prior to her retirement in 2015, Ms. Brink served in a variety of roles at IBM, most recently as Chief Marketing Officer, IBM Global Technology Services.
In June 2021, Ms. Brink was appointed to the Board of Directors and Compensation Committee and as chair of the Nominating and Corporate Governance Committee of indie Semiconductor, a publicly traded provider of semiconductor systems solutions for the automotive industry. From January 2023 through March 2024, Ms. Brink served on the Board of Directors, Audit Committee, and Compensation Committee (as Chair) of Altus Power, Inc.
Key Qualifications and Expertise
The Board recruited Ms. Brink based on her marketing and digital transformation expertise and experience as a senior marketing executive at a Fortune 100 technology company.
Other Public Company Boards
Current: Indie Semiconductor (Compensation Committee, Nominating & Corporate Governance Committee)
Past 5 Years: Altus Power, Inc.
Education
Ms. Brink attended Stony Brook University, where she received a B.S. in computer science. She received her M.B.A. from Fordham University. Ms. Brink is a member of the Dean’s Council in the College of Engineering and Applied Sciences at Stony Brook University.

Professional Experience and Background
In 2004, Ms. Brown was appointed Vice President and Controller of Perrigo Company, a global healthcare supplier of over-the-counter pharmaceutical products. She was promoted to Executive Vice President and Chief Financial Officer of Perrigo in 2006 and oversaw Finance, Information Technology and Corporate Affairs until her departure from Perrigo Company in February 2017.
In April 2017, Ms. Brown was appointed Senior Vice President Global Business Solutions & Finance of Amgen Corporation, a global leader in biotechnology. There, Ms. Brown oversaw the company's Global Business Solutions, Internal Audit, Tax and Treasury organizations. From October 2018 through December 2022, Ms. Brown was Amgen’s Senior Vice President, Corporate Affairs, leading Amgen's strategic communications, philanthropy advocacy relations and ESG (Environmental, Societal and Governance) management. Additionally she served as the site head for Amgen's corporate headquarters in Thousand Oaks, California.
Key Qualifications and Expertise
In recruiting Ms. Brown, the Board sought a member with broad international perspective to pursue its global strategic goals and for her experience as a Chief Financial Officer of a public company. As an employee of Ernst & Young for more than nine years in the U.S. and Germany, Ms. Brown provided audit and advisory services to U.S. and European multinational public and private companies. She served in various financial and accounting roles for six years in the U.S. and Italy with Whirlpool Corporation, a leading manufacturer and marketer of appliances.
Other Public Company Boards
Current: None
Past 5 Years: None
Education
Ms. Brown received a B.S. degree in Accounting from the University of Illinois; an M.B.A. degree from the University of Chicago; and attended the Aresty Institute of Executive Education of the Wharton School of the University of Pennsylvania. Ms. Brown also is a Certified Public Accountant.

10	2025 Proxy Statement

Corporate Governance

	Nancy Calderon Former Global Lead Partner, KPMG Independent		Ashish Chand President and Chief Executive Officer, Belden Inc.

Age: 66 Director Since: 2020	Committee(s): Audit (Chair)	Age: 50 Director Since: 2023	Committee(s): N/A

Professional Experience and Background
Ms. Calderon retired from KPMG LLP in September 2019 after a distinguished 33-year career. Most recently, Ms. Calderon served as KPMG's Global Lead Partner for a Fortune 50 Technology company since July 2012, senior partner of KPMG's Board Leadership Center since its inception in 2015, and as a director of KPMG's Global Delivery Center in India and its related holding companies since September 2011. Previously, she was KPMG's Americas Chief Administrative Officer and U.S. National Partner in Charge, Operations, from July 2008 to June 2012. Ms. Calderon sat on a number of KPMG committees, including the Americas Region Management Committee, Enterprise Risk Management, Privacy, Pension Steering and Investment, Social Media, and Knowledge Management.
Key Qualifications and Expertise
The Board recruited Ms. Calderon for her deep executive management and audit experience.
Other Public Company Boards
Current: Northern Technologies International Corp. (Audit Committee (Chair) and Nominating and Corporate Governance Committee)
Past 5 Years: Arcimoto
Education
Ms. Calderon attended the University of California at Berkeley and received a B.S. degree in accounting, and Golden Gate University where she received an M.S. degree in Taxation.

Professional Experience and Background
Dr. Chand serves as President and Chief Executive Officer of Belden Inc. Prior to his appointment as President and Chief Executive Officer, Dr. Chand served as Executive Vice President – Industrial Automation Solutions from June of 2019 until February 2023, and Managing Director of Belden Asia Pacific from August 2017. Dr. Chand has held roles across several functions, including sales and marketing and operations in both Asia and North America. Dr. Chand has played a pivotal role in developing and executing Belden’s long-term growth agenda, solutions and product strategy, and go-to-market efforts.
Key Qualifications and Expertise
Dr. Chand provides strategic planning experience, general management experience, and an in-depth knowledge of the Company.
Other Public Company Boards
Current: None
Past 5 Years: None
Education
Dr. Chand holds a B.A. in Economics from Loyola College, Chennai, India, an M.B.A. from XLRI Jamshedpur, India, and a Doctorate of Business Administration from the City University of Hong Kong.

2025 Proxy Statement	11

Corporate Governance

	Jonathan C. Klein Co-Founder and CEO, Hang Media Independent		Vivie "YY" Lee Former Chief Strategy Officer, Anaplan Independent

Age: 67 Director Since: 2015	Committee(s): Compensation, Cybersecurity (Chair), Nominating and Corporate Governance	Age: 57 Director Since: 2023	Committee(s): Audit, Cybersecurity

Professional Experience and Background
Mr. Klein is the co-founder and CEO of Hang Media, a sports streaming platform launched in 2021. From 2012 to 2022, Mr. Klein served as the CEO and Co-Founder of TAPP Media, an over-the-top subscription video platform which operates paid channels built around personalities. From 2018 to 2019, Mr. Klein served as the President of Vilynx Inc., an artificial intelligence company focused exclusively on media. From 2004 to 2010, he served as President of CNN, leading the U.S. network to its highest ratings and profitability. Previously he had been the Founder and CEO of the FeedRoom, a pioneering online video aggregation site, developing new online advertising concepts which have become industry standards today. From 1996 to 1998, he served as Executive Vice President of CBS News, overseeing prime time programming and strategic planning for in-house studio productions.
Key Qualifications and Expertise
The Board recruited Mr. Klein for his extensive experience within the broadcast industry, more specifically his experience with programming, production, and over-the-top distribution models.
Other Public Company Boards
Current: None
Past 5 Years: Clearview Media Acquisition Corp.
Education
Mr. Klein attended Brown University where he received a B.A. degree in history.

Professional Experience and Background
Ms. Lee most recently served as Chief Strategy Officer for Anaplan, a business planning software company specializing in subscription cloud-based business planning software, from 2018 until her retirement in 2021. From 2005 to 2017, Ms. Lee was employed by FirstRain, Inc., as Chief Operating Officer from 2005 to 2015, and as CEO from 2015 until FirstRain was acquired by Ignite Technologies in 2017. FirstRain is a provider of cloud analytics software. She previously held management and product leadership positions with Cadence Design Systems, Aqueduct Software, Synopsys, Inc., 8x8, Inc., and AT&T Bell Laboratories.
Key Qualifications and Expertise
The Board recruited Ms. Lee for her extensive experience within the software industry, including her experience in senior operational roles as a chief executive officer and chief operating officer.
Other Public Company Boards
Current: Synaptics Incorporated (Director, Compensation Committee and Audit Committee); Commvault Systems Inc. (Compensation Committee (Chair) and Governance and Nominating Committee)
Past 5 Years: None
Education
Ms. Lee attended Harvard University, graduating with an A.B. degree in Mathematics in 1990.

12	2025 Proxy Statement

Corporate Governance

Gregory J. McCray CEO, PBE Axell Independent

Age: 62 Director Since: 2022	Committee(s): Finance, Nominating and Corporate Governance

Professional Experience and Background
Since August 2024, Mr. McCray has served as the CEO of PBE Axell, a global company that provides communications systems, monitoring/tracking products, and proximity avoidance systems for industrial, transportation, and commercial markets. From May 2018 to May 2024, Mr. McCray served as the CEO of FDH Infrastructure Services LLC. From March 2017 to August 2017, Mr. McCray served as CEO of Alphabet’s Access/Google Fiber business unit. From 2013 to 2016, Mr. McCray served as CEO of Aero Communications, a provider of installation, services and support to the communications industry. From 2003 to 2012, Mr. McCray served as CEO of Antenova Limited, a developer of high dielectric antenna components and RF modules for use in smartphones, tablets and other wireless devices. He previously held managerial and engineering roles at Lucent Technologies, AT&T, Bell Laboratories, and IBM.
Key Qualifications and Expertise
The Board recruited Mr. McCray for his extensive experience within the communications technology industry, including his experience as a current CEO.
Other Public Company Boards
Current: ADTRAN (Audit and Compensation Committee); DigitalBridge (Compensation and Nominating and Corporate Governance Committee)
Past 5 Years: None
Education
Mr. McCray attended Iowa State University of Science and Technology where he received a B.S. degree in Computer Engineering, and Purdue University where he received an M.S. degree in Systems Engineering. In March 2022, he was inducted into the Iowa State University Engineering Hall of Fame.

2025 Proxy Statement	13

Corporate Governance
Board Committees
The Belden Board has ten members and four standing committees: Audit; Compensation; Finance; and Nominating and Corporate Governance. The Board also maintains a Cybersecurity subcommittee that reports to the Audit Committee. The Board had five meetings during 2024. All directors attended 75% or more of the Board meetings and the Board committee meetings, taken together, on which they served.

Name of Director	Audit	Compensation	Cybersecurity	Finance	Nominating and Corporate Governance

David J. Aldrich(1)

Lance C. Balk

Diane D. Brink

Judy L. Brown

Nancy Calderon

Ashish Chand

Jonathan C. Klein

YY Lee

Gregory McCray

Meetings held in 2024	9	4	4	4	4

(1)Chairman of the Board	Chair	Member

14	2025 Proxy Statement

Corporate Governance
Audit Committee

2024 Focus Areas
●Business Segment and Program Performance
●Enterprise Risk Management
●Audit Plan; Internal Audit Transformation
●Critical Audit Matters
Roles and Responsibilities of the Committee
The Committee assists the Board in overseeing the Company’s accounting and financial reporting practices by, among other items:
●selecting and reviewing the independent registered public accounting firm who will audit the Company’s financial statements;
●meeting with its financial management and independent registered public accounting firm to review the financial statements, quarterly earnings releases and financial data of the Company;
●reviewing the selection of the internal auditors who provide internal audit services;
●reviewing the scope, procedures and results of the Company’s financial audits, internal audit procedures, and internal controls assessments and procedures under Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”);
●providing oversight responsibility for the process the Company uses in performing its periodic enterprise risk analysis;
●providing oversight to the Company’s compliance and ethics programs and complaint reporting mechanisms; and
●evaluating the Company’s key financial and accounting personnel.

Nancy Calderon (Chair) Judy Brown YY Lee Meetings in 2024: 9

The Audit Committee operates under a Board-approved written charter and each member meets the independence requirements of the NYSE’s listing standards.
At its February 2024 meeting, the Board determined that each of Mses. Brown and Calderon qualifies as an Audit Committee Financial Expert as defined in the applicable SEC rules.

Compensation Committee

2024 Focus Areas
●Compensation of CEO and Executive Officers
●Pay for Performance; Compensation Risk Oversight
Roles and Responsibilities of the Committee
The Compensation Committee determines, approves and reports to the Board on compensation for the Company’s elected officers and oversees senior management succession planning and human capital management. The Committee reviews the design, funding and competitiveness of the Company’s cash, equity-based and retirement programs. The Committee also assists the Company in developing compensation and benefit strategies to attract, develop and retain qualified employees.

Lance Balk (Chair) David Aldrich Jon Klein Meetings in 2024: 4

The Committee operates under a written charter approved by the Board and is composed only of independent directors.

2025 Proxy Statement	15

Corporate Governance
Finance Committee

2024 Focus Areas
●Financial forecasting
●Capital allocation
●Capital budget process
Roles and Responsibilities of the Committee
The Finance Committee provides oversight in the area of corporate finance and makes recommendations to the Board about the financial aspects of the Company. Examples of topics upon which the Finance Committee may provide guidance include capital structure, capital adequacy, credit ratings, capital expenditure planning, dividend policy, M&A activity, and share repurchase programs.

Judy Brown (Chair) Lance Balk Greg McCray Meetings in 2024: 4

The Committee is governed by a written charter approved by the Board and is composed only of independent directors.

Nominating and Corporate Governance Committee

2024 Focus Areas
●Director succession planning
●Governance principles
●Board evaluation process
Roles and Responsibilities of the Committee
The Nominating and Corporate Governance Committee identifies, evaluates, and recommends nominees for the Board for each annual meeting (and to fill vacancies during interim periods); and evaluates the composition, organization and governance of the Board and its committees. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such nominations are submitted to the Company prior to the deadline for proposals as noted above under the caption “Nomination of Director Candidates” on page 61.
The Committee’s responsibilities with respect to its governance function include considering matters of corporate governance and reviewing (and recommending to the Board revisions to) the Company’s corporate governance principles and its code of conduct, which applies to all Company employees, officers and directors. The Committee also provides primary oversight for the Company’s Sustainability strategy.

Diane Brink (Chair) Jon Klein Greg McCray Meetings in 2024: 4

The Committee is governed by a written charter approved by the Board and is composed only of independent directors.

16	2025 Proxy Statement

Corporate Governance
Cybersecurity Subcommittee

2024 Focus Areas
●Artificial Intelligence and cybersecurity
●Geopolitical risk and cybersecurity
●Cybersecurity program maturity
Roles and Responsibilities of the Committee
The Cybersecurity subcommittee provides oversight of the Company’s cybersecurity posture. The subcommittee receives regular reports from the Company’s Chief Information Officer and Director of Cybersecurity and meets no less frequently than quarterly. Management provides a report on cybersecurity to the full Board no less frequently than annually. The subcommittee receives regular updates from management regarding the Company’s information security training program as well as the annual third-party assessment of the Company’s cyber-security processes.

Jon Klein (Chair) Diane Brink YY Lee Meetings in 2024: 4

The Committee is governed by a written charter approved by the Board and is composed only of independent directors.

Corporate Governance Documents
Current copies of the Audit, Compensation, Finance and Nominating and Corporate Governance Committee charters, as well as the Company’s governance principles and code of conduct, are available on the Company’s website at http://investor.belden.com/governance/governance-documents/default.aspx. Printed copies of these materials are also available to stockholders upon request, addressed to the Corporate Secretary, Belden Inc., 1 North Brentwood Boulevard, 15th Floor, Saint Louis, Missouri 63105.
Related Party Transactions and Compensation Committee Interlocks
It is our policy to review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Annually, we obtain information from all directors and executive officers with respect to related party transactions to determine, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in any such transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. We have determined that there were no material related party transactions during 2024.
None of our executive officers served during 2024 as a member of the board of directors or as a member of a compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

2025 Proxy Statement	17

Corporate Governance
Communications with Directors
The Company’s Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board (David Aldrich, Chairman of the Board and presiding director for non-management director meetings), any Board committee, or any chair of any such committee by U.S. mail, through calling the Company’s hotline or via e-mail.
To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Company’s Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary, Belden Inc.” at 1 North Brentwood Boulevard, 15th Floor, Saint Louis, MO 63105. To communicate with any of our directors electronically or through the Company’s hotline, stockholders should go to our corporate website at https://investor.belden.com/governance/contact-the-board/default.aspx. On this page, you will find a section titled “Contact the Board”, on which are listed the Company’s hotline number (with access codes for dialing from outside the U.S.), the Internet address for our web-based hotline portal and an e-mail address that may be used for writing an electronic message to the Board, any individual directors, or any group or committee of directors. Please follow the instructions on our website to send your message.
All communications received as set forth in the preceding paragraph will be opened by (or in the case of the hotline, initially reviewed by) our corporate ombudsman, the Corporate Secretary, for the sole purpose of determining whether the contents represent a message to our directors. The Belden ombudsman will not forward certain items which are unrelated to the duties and responsibilities of the Board, including: junk mail, mass mailings, product inquiries, product complaints, resumes and other forms of job inquiries, opinion surveys and polls, business solicitations, promotions of products or services, patently offensive materials, advertisements, and complaints that contain only unspecified or broad allegations of wrongdoing without appropriate supporting information.
In the case of communications to the Board or any group or committee of directors, the corporate ombudsman’s office will send copies of the contents to each director who is a member of the group or committee to which the envelope or e-mail is addressed.
In addition, it is the Company’s policy that each director attends the annual meeting absent exceptional circumstances. Each director attended the Company’s 2024 annual meeting.

18	2025 Proxy Statement

Corporate Governance
Risk Oversight
The Board and its committees undertake an integrated approach to overseeing the Company’s business through a risk- and opportunity-focused lens that balances near- and long-term priorities. Core Board responsibilities include assessing corporate risk tolerance and monitoring management’s processes for identifying and mitigating risks to ensure the Company’s risk exposure is consistent with its strategic objectives.

Board
The Board assesses on an ongoing basis the risks faced by the Company in executing its strategic plan, including strategic, technological (including artificial intelligence), competitive, and operational risks. The Board also receives annual updates on the results of the enterprise risk management analysis.

AUDIT COMMITTEE
Oversees i) the process to perform periodic enterprise risk management analyses, ii) the company’s major financial risk exposures and steps management has taken to monitor and mitigate the exposures, and iii) the adequacy of the company’s overall control environment and controls in areas representing significant financial and business risks.
CYBERSECURITY SUBCOMMITTEE
A subcommittee of the Audit Committee that oversees cybersecurity risk and the Company's information security program.

COMPENSATION COMMITTEE
Reviews the company’s compensation practices, policies and programs to determine if they are aligned with stockholder interests, whether they encourage excessive or unnecessary risk-raking and are reasonably likely to have a material adverse effect on the company.
FINANCE COMMITTEE
Oversees risk related to the company’s capital structure, adequacy, and expenditures and shareholder return, including dividends and share repurchase programs.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Oversees risk related to corporate governance, ethical conduct, crisis management continuity and communication plans and sustainability-related matters.

Management
Management is responsible for i) the execution of the enterprise risk management process and development of its content, ii) the day-to-day handling and mitigation of risks, and iii) informing the board and its committees of changing risks on a timely basis.

2025 Proxy Statement	19

Corporate Governance
Belden Sustainability
At Belden, we believe that responsible stewardship, managing our climate impacts, and driving sustainability through innovation is core to our business strategy. In 2024, we continued to deliver on our commitment to created shared value for all our stakeholders and executed on our sustainability strategy across our priority topics.
Our sustainability initiatives are overseen by our Board of Directors through the Nominating and Corporate Governance Committee. Belden’s Sustainability Steering Committee implements our global Sustainability strategy under the leadership of our Senior Vice President - Legal, General Counsel and Corporate Secretary. For more information about our approach to sustainability, please visit www.belden.com/resources/sustainability.
2024 Sustainability Highlights
Environmental:
Our primary strategy in reducing our greenhouse gas (GHG) emissions continues to be identifying internal opportunities for energy conservation and electrification. Beginning in 2023, Belden started procuring offsite green energy supply as an additional tool. We continued to execute on initiatives for waste diversion from landfill, recycling and repurposing of materials and environmental improvements to our product packaging. Additionally, we continued to evaluate our products and solutions for environmental improvement applicability with a goal of providing solutions that support our customers’ climate related goals.
Social:
Belden’s guiding mantra for the employee experience is “Belong. Believe. Be You.” By fostering this company culture, Belden has been recognized as a Great Place to Work in 18 countries – Belgium, Canada, China, Denmark, France, Germany, Hong Kong, Hungary, India, Italy, Mexico, the Netherlands, Singapore, Spain, Tunisia, the United Arab Emirates, the United Kingdom, and the United States. We have prioritized inclusion and employee well being by redesigning our inclusivity strategy and training 98% of employees on the topic of unconscious bias. We have also championed employees’ wellness, be that physical, social, financial, or emotional, with 65% of employees participating in our Be Well program. Additionally, we have upheld high standards of ethics throughout our supply chain by expecting our suppliers to attest to our Supplier Code of Conduct and undertaking audits with at-risk suppliers.
Governance:
In order to further align with our sustainability objectives, Belden’s sustainability goals are incorporated into our executive compensation. Our executive team has performance objectives around executing our sustainability strategy and achieving certain environmental and inclusivity goals. Our Board also champions these values. Additionally, Belden takes a proactive and holistic approach to data privacy and security, ensuring our business, employee, and customer data is handled appropriately.
Stakeholder Engagement:
Belden is a signatory of the United Nations Global Compact (UNGC), as well as their Caring for Climate pact. Additionally, Belden’s CEO has pledged to the CEO Action for Diversity and Inclusion. In 2023, Belden joined the Responsible Business Alliance (RBA), which is dedicated to responsible business practices throughout global supply chains.

20	2025 Proxy Statement

Corporate Governance
Director Compensation
The following table reflects the director annual compensation structure as of December 31, 2024:

Description Cash Components	As of 12/31/2024	Recipient(s)

Basic Retainer	$90,000	All except Chand
Audit Committee Chair	$20,000	Calderon
Other Committee Chair	$10,000	Balk, Brink, Brown, and Klein
Audit Committee Service	$10,000	Brown and Lee
Compensation Committee Service	$5,000	Aldrich and Klein
Cybersecurity Committee Service	$5,000	Klein and Lee
Finance Committee Service	$5,000	Balk and McCray
Nominating and Corporate Governance Committee Service	$5,000	Klein and McCray
Board Chair	$62,500	Aldrich
Equity Components
Restricted Stock Unit Grant	$150,000	All except Chand
Additional Grant for Board Chair	$62,500	Aldrich
The following table provides information on non-employee director compensation for 2024.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	All Other Compensation(3) ($)	Total ($)

David Aldrich	157,500	212,515	—	451	370,466
Lance C. Balk	105,000	149,977	—	53,988	308,965
Steven W. Berglund(4)	43,750	149,977	—	338	194,065
Diane D. Brink	107,083	149,977	—	338	257,398
Judy L. Brown	110,000	149,977	—	338	260,315
Nancy Calderon	110,000	149,977	—	338	260,315
Jonathan Klein	107,917	149,977	—	338	258,232
YY Lee	102,917	149,977	—	505	253,399
Gregory McCray	100,000	149,977	—	671	250,648
(1)Amount of cash retainer and committee fees.
(2)As required by the instructions for completing this column “Stock Awards,” amounts shown are the grant date fair value of stock awards granted during 2024. The assumptions used in calculating these amounts are described in Note 21: Share-Based Compensation, to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Each independent director other than Messrs. Aldrich and Berglund received 1,554 RSUs on May 23, 2024 that vest in one year. On the same date, Mr. Aldrich received 2,202 RSUs that vest in one year, and Mr. Berglund received 1,554 shares of Company common stock.
(3)Amount of interest earned on deferred director fees and dividends paid on vested stock awards.
(4)Mr. Berglund retired from the Board following its May 2024 meeting.
Non-Employee Director Stock Ownership Policy
The Board’s policy requires that each non-employee director hold Company stock equal in value to five times his or her annual cash retainer (currently $475,000). Upon appointment, a member has five years to meet this requirement, but must meet interim goals during the five-year period of: 20% after one year; 40% after two years; 60% after three years; and 80% after four years. The value of unvested RSUs are included in making this determination at the higher of their grant date value or current market value. As of the record date for the annual meeting, each non-employee director meets the full-period holding requirement.

2025 Proxy Statement	21

Public Accounting Firm Information

PROPOSAL 2
Ratification of the Appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2025
It is anticipated that Ernst & Young LLP (“EY”) will be selected as our independent registered public accounting firm for the year ending December 31, 2025, and the Board of Directors has directed that management submit the anticipated appointment for ratification by the stockholders at the annual meeting. EY has served as our registered public accounting firm since the 2004 merger of Belden Inc. and Cable Design Technologies Corporation, and prior to that served as Belden 1993 Inc.’s registered public accounting firm since it became a public company in 1993. A representative of the firm will be present at the annual meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.
We are not required to obtain stockholder ratification of the appointment of EY as our independent registered public accounting firm. However, we are submitting the appointment to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in our best interests and the best interests of our stockholders.

The Belden board of directors unanimously recommends a vote “FOR” the ratification of Ernst & Young as the company’s independent registered accounting firm for 2025.

Fees to Independent Registered Public Accountants for 2024 and 2023
The following table presents fees for professional services rendered by EY for the audit of the Company’s annual financial statements and internal control over financial reporting for 2024 and 2023 as well as other permissible tax services, which saw a notable increase in 2024 related to the Company's implementation of compliance with the OECD Pillar Two regulations.

	2024	2023

Audit Fees	$3,428,600	$3,007,250
Tax Fees	$641,053	$108,452
All Other Fees	$29,600	$—
Total EY fees	$4,099,253	$3,115,702
“Audit fees” primarily represent amounts paid or expected to be paid for audits of the Company’s financial statements and internal control over financial reporting under SOX 404, reviews of SEC Forms 10-Q, Form 10-K and the proxy statement, statutory audit requirements at certain non-U.S. locations, and comfort letter procedures related to debt issuances.
“Tax fees” for 2024 and 2023 are for domestic and international compliance totaling $17,418 and $29,138, respectively, and tax planning totaling $623,635 and $79,314, respectively.
“All Other fees” represents fees for services that are not contained in the above categories and consists of permissible advisory services.
In approving such services, the Audit Committee did not rely on the pre-approval waiver provisions of the applicable rules of the SEC.

22	2025 Proxy Statement

Public Accounting Firm Information
Audit Committee’s Pre-Approval Policies and Procedures
Audit Fees: For 2024, the Committee reviewed and pre-approved the audit services and estimated fees for the year. Throughout the year, the Committee received project updates and approved or ratified amounts that significantly exceeded the original estimates, if any.
Audit-Related and Non-Audit Services and Fees: Annually, and otherwise as necessary, the Committee reviews and pre-approves all audit-related and non-audit services and the estimated fees for such services. For recurring services, such as tax compliance and statutory filings, the Committee reviews and pre-approves the services and estimated total fees for such matters by category and location of service.
For non-recurring services, such as special tax projects, due diligence, or other tax services, the Committee reviews and pre-approves the services and estimated fees by individual project. Up to an approved threshold amount, the Committee has delegated approval authority to the Committee Chair.
For both recurring and non-recurring services, the projected fees are updated quarterly and the Committee considers and, if appropriate, approves any amounts exceeding the original estimates.
Should an engagement need pre-approval before the next Committee meeting, the Committee has delegated to the Committee Chair authority to grant such approval up to an approved spending threshold. Thereafter, the entire Committee will review such approval at its next quarterly meeting.
Report of the Audit Committee
The Audit Committee assists the Board in overseeing various matters, including: (i) the integrity of the Company’s financial statements; (ii) all material aspects of the Company’s financial reporting, internal accounting control and audit functions; (iii) the qualifications and independence of the independent auditors; and (iv) the performance of the Company’s internal audit function and independent auditors.
The Audit Committee’s oversight includes reviewing with management the Company’s major financial risk exposures and the steps management has taken to monitor, mitigate and control such exposures. Management has the responsibility for the implementation of these activities and is responsible for the Company’s internal controls, financial reporting process, compliance with laws and regulations and the preparation and presentation of the Company’s financial statements.
Ernst & Young LLP (“EY”), the Company’s registered public accounting firm for 2024, is responsible for performing an independent audit of the consolidated financial statements and an audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) (“PCAOB”) and issuing reports with respect to these matters, including expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.
In connection with the Company’s December 31, 2024 financial statements, the Committee: (i) has reviewed and discussed the audited financial statements with management (including management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting for 2024); (ii) has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and SEC; and (iii) has received and discussed with EY the written disclosures and letter from EY required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with EY its independence from the Company.
As part of such discussions, the Committee has considered whether the provision of services provided by EY, not related to the audit of the consolidated financial statements and internal control over financial reporting referred to above or to the reviews of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, is compatible with maintaining EY’s independence. (Above is a report on audit fees, tax fees, and other fees the Company paid EY for services performed in 2024 and 2023.) The Committee has concluded that EY’s provision of non-audit services to the Company and its subsidiaries is compatible with its independence.
Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2024.

Audit Committee

Nancy Calderon (Chair)
Judy L. Brown
YY Lee

2025 Proxy Statement	23

Executive Compensation

PROPOSAL 3
Advisory Vote on Executive Compensation
The Dodd-Frank Act requires that we include in this proxy statement a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as “Say-on-Pay”).
We encourage stockholders to review the Compensation Discussion and Analysis on pages 26 to 39 and the tabular disclosure that follows it. We believe that our compensation policies and procedures are competitive, are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders. Our executive compensation philosophy is based on the belief that the compensation of our employees should be set at levels that allow us to attract and retain employees who are committed to achieving high performance and who demonstrate the ability to do so. We seek to provide an executive compensation package that is driven by our overall financial performance, our increased stockholder value, the success of areas of our business directly impacted by the executive’s performance, and the performance of the individual executive. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. The Company employs an executive compensation program for our senior executives that emphasizes long-term compensation over short-term, with a significant portion weighted toward equity awards. This approach strongly aligns our senior executive compensation with the interests of our stockholders. We believe that there is a direct correlation between the performance of Belden and the compensation our senior executives receive. We also believe that our annual compensation disclosure is reflective of this correlation and is transparent and helpful to stockholders.
The Say-on-Pay resolution discussed below gives stockholders the opportunity to endorse or not endorse the compensation that we pay to our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.
The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

The Belden board of directors unanimously recommends a vote “FOR” the approval of the company’s executive compensation.

24	2025 Proxy Statement

Executive Compensation
A Note from the Belden Compensation Committee

Valued Belden Stockholders:
The Committee would like to thank Belden’s stockholders for another year of loyal support in 2024. For the thirteenth consecutive year, our Say-on-Pay proposal was supported by over 94% of the voted shares. This level of support is commensurate with what we believe to be a stockholder-friendly compensation design. Our stockholder engagement efforts allow us to better understand the individual points of view of our top holders. We believe that all our stockholders benefit from this continuous dialogue.
2024 was a significant year for Belden in many ways. Notably, Belden deployed $295 million toward tuck-in acquisitions to enhance its solutions offerings and returned $133 million to stockholders through share repurchases, all while successfully navigating dynamic market conditions. The Company continued to make great strides in its evolution to a complete solutions provider while managing through the industry-wide channel destocking that began in the second half of 2023, seeing sequential financial improvement throughout the year. As a result of the actions taken by the Company in 2024, the Company achieved $6.36 of adjusted earnings per share in 2024 and is well-positioned for success in the future and well-positioned to continue to make organic and inorganic strategic investments, while keeping leverage within an acceptable range.
As the Compensation Committee, it is our duty to continuously evaluate Belden's compensation program to ensure that it is appropriately designed to reward excellent performance. In 2024, the Company faced an uncertain demand environment due to the uncertain nature of the channel destocking behavior that began in 2023. As a result, the Committee felt that it was appropriate to set two independent annual cash incentive plan targets for the first half and second half of 2024. Splitting the Company's ACIP targets allowed the Committee to set realistic and challenging goals that were appropriate for the market conditions existing at the time the goals were set. The destocking seen in 2023 persisted into 2024 longer than the Company initially expected, resulting in annual cash incentive plan targets being below target levels for the first half of 2024. In the second half, the company exceeded expectations and, as a result, annual cash incentive plan payments related to the second half of 2024 exceed target levels. On a consolidated basis, annual cash incentive plan payouts exceed target levels for 2024 as a result of the Company's strong 2024 performance relative to expectations. Performance stock units granted to executives and other senior managers will convert into Belden shares for the fourth consecutive year, continuing to strengthen the alignment of Belden's executives and shareholders.
In June of 2022, the Compensation Committee created the Stretch Achievement Share Award program to incentivize management to publicly establish and reach an adjusted earnings-per-share goal of $8.00 or more by 2025, more than a 67% increase over the Company’s $4.78 adjusted earnings per share in 2021. Pursuant to the terms of the Stretch Achievement Share Award program, if the Company exceeds certain adjusted earnings per share targets, recipients of 2022 performance stock units will receive additional shares of Belden common stock equal to a conversion factor between 0.5 and 1.0 multiplied by the number of shares of Company common stock received by the recipient upon conversion of the 2022 PSUs. We continue to believe that this special incentive opportunity drives performance levels not reached in the 120-year history of Belden and we hope that you will agree that its cost pales in comparison to the value such performance is creating for stockholders.
Discipline on our executive compensation is what our stockholders expect and deserve. We believe that after reviewing the materials that follow, you will continue to agree that we are performing our duty of aligning pay with performance and aligning the interests of our executives with those of our stockholders. Therefore, we request your support for Belden’s 2024 Say-on-Pay proposal. If at any time you would like to discuss the compensation program, we are available to address your questions. Thank you for your consideration.
The Belden Inc. Compensation Committee

LANCE BALK, CHAIR	DAVID ALDRICH	JONATHAN KLEIN

2025 Proxy Statement	25

Executive Compensation
Compensation Discussion and Analysis
In this section, we discuss our compensation program as it pertains to our chief executive officer during 2024, our chief financial officer during 2024, and our three other most highly compensated executive officers who were serving at the end of 2024. We refer to these five persons throughout as the “named executive officers” or our “NEOs.”

CD&A Executive Summary	26
Compensation Objectives and Elements	28
A. Objectives	28
B. Elements	28
C. Pay for Performance Philosophy	29
D. Compensation Design	29

2024 Compensation Analysis	30
A. Base Salary Adjustments	30
B. Annual Cash Incentive Plan Awards	31
C. Long Term Incentive Awards	34
Compensation Policies and Other Considerations	36

Named Executive Officers
For 2024, our named executive officers were:

Ashish Chand President and Chief Executive Officer	Jeremy Parks Senior Vice President, Finance, and Chief Financial Officer	Brian Anderson Senior Vice President, Legal – General Counsel and Corporate Secretary	Hiran Bhadra Senior Vice President, Strategy and Technology	Leah Tate Senior Vice President, Human Resources
CD&A Executive Summary
2024 Financial Highlights

●Adjusted Earnings Per Share of $6.36, increasing 32% from the first half of 2024 to the second half;

●Revenue of $2.461 billion increasing 16% from the first half of 2024 to the second half;

●Adjusted EBITDA of $410.8 million, increasing 23% from the first half of 2024 to the second half;

●Returned $133 million to stockholders through share repurchases in 2024.
$6.36 Adjusted EPS*

38.1% Adjusted Gross Margin*

$2,461MM Revenue

$223.1M Free Cash Flow*
*    The Company utilizes adjusted results and other non-GAAP measures to describe Company performance. For a reconciliation of each non-GAAP measure to its most closely comparable GAAP measure, please see the Form 8-K filed with the SEC by the Company on February 6, 2025.

26	2025 Proxy Statement

Executive Compensation
Compensation Structure - at Target Achievement
CEO

16% Base Salary

28% Short-Term Incentive Compensation

56% Long-Term Incentive Compensation

Other NEOs (Average)

31% Base Salary

28% Short-Term Incentive Compensation

41% Long-Term Incentive Compensation

Say on Pay Results
For the thirteenth consecutive year, our executive compensation program was endorsed by a vast majority of our stockholders. With over 94.20% of our shares voting on the issue, we received 96.85% of voted shares in favor of the proposal, with only 3.1% opposing and 0.05% abstaining. We believe this is a reflection of the transparency of our program, which is clearly aligned with the interests of our stockholders.

>94% For 13 consecutive years, our Say-on-Pay proposal was supported by over 94% of the voted shares.

Compensation Practices

What We Do

  Set robust director and officer ownership guidelines, including six times annual base salary for the Chief Executive Officer
  Measure performance stock unit awards under the long-term incentive plan (“LTIP”) in 3 years and uses two performance metrics, including a relative measure (total stockholder return relative to the S&P 1500 Industrials Index)
  Set rigorous goals for the realization of target ACIP and LTIP compensation against objective measures
  Use perquisite-light compensation structure
  Employ double trigger change-in-control provisions for severance and for accelerated vesting in equity awards
  Maintain award caps for ACIP or LTIP (Chief Executive Officer’s maximum ACIP payout is capped at 200% of target)

What We Don't Do

   No option repricing or cash buyouts of underwater options
   No evergreen share authorizations and aggressive share recycling for equity plans
   No guaranteed ACIP or LTIP awards for officers
   No provision for any accrued dividend equivalents for Performance stock unit awards granted under the long-term incentive plan (“LTIP”)
   No change-in-control-related excise tax gross-ups

2025 Proxy Statement	27

Executive Compensation
Compensation Objectives and Elements
A.Objectives
Belden’s executive compensation program is designed to support the interests of stockholders by rewarding executives for achievement of the Company’s specific business objectives, which for the NEOs in 2024 included net income, EBITDA, and revenue. Other executives with business-unit level responsibilities have objectives focused on the performance of the relative business unit. The overarching principles of the program are:
●Maximizing stockholder value by allocating a significant percentage of compensation to performance-based pay that is dependent upon achievement of the Company’s performance goals, without encouraging excessive or unnecessary risk taking;
●Aligning executives’ interests with stockholder interests by providing significant stock-based compensation and expecting executives to have a long-term perspective by holding the stock they earn in compliance with our ownership guidelines;
●Attracting and retaining talented executives by providing competitive compensation opportunities; and
●Rewarding overall corporate results while recognizing individual contributions and behaviors consistent with our values.
B.Elements
Below is an illustration of Belden’s compensation program. Individual compensation packages and the mix of base salary, annual cash incentive opportunity and long-term equity incentive compensation for each NEO vary depending upon the executive’s level of responsibilities, potential, performance and tenure with the Company. Each of the elements shown below is designed for a specific purpose, with the overall goal of achieving a high and sustainable level of Company and individual performance. The percentage of total compensation that is performance-based and therefore at risk generally increases as an officer’s level of responsibilities increases.

Base Salary

●Objective: Compensates individuals based on job type and level within the Company	●Eligible for merit-based increases in connection with annual performance review

Annual Cash Incentive Plan (“ACIP”) Opportunity

●Objective: Rewards achievement of the Company’s performance targets and individual performance; zeros out if performance is below certain thresholds	●Based on target ACIP amount, which is a percentage of base salary ●If earned, paid annually following the computation and release of year-end financial results

Long-Term Incentive Compensation

●Performance Stock Units (“PSUs”)
>Objective: Supports retention and achievement of Company’s total stockholder return and free cash flow objectives; at risk if performance is below certain thresholds
>Represents 50% of target long-term incentive opportunity
>2024 PSUs may or may not result in the delivery of Belden shares in 2027 based on Company performance from 2024-2026
>Previously granted 2022 PSUs have the potential to be enhanced if Company achieves $7.50 or more of adjusted EPS by 2025

●Restricted Stock Units (“RSUs”)
>Objective: Supports retention and aligning stockholder and executive incentives
>Represents 50% of target long-term incentive opportunity
>Vest in annual tranches, with 25% vesting on the first anniversary of the grant date, 25% vesting on the second anniversary of the grant date, and 50% vesting on the third anniversary of the grant date.

Additionally, the Company provides competitive retirement and benefit programs to our NEOs on the same basis as other employees and limited perquisites as described under Compensation Policies and Other Considerations.

28	2025 Proxy Statement

Executive Compensation
The Compensation Committee approves and grants annual long-term incentive awards at approximately the same time every year, with awards ordinarily granted at its February or March meeting. The Company's long term incentive awards do not currently feature options or stock appreciation rights - none were issued to NEOs in 2024. Outside of the annual grant cycle, we may make RSU, PSU or SAR awards in connection with a new hire package, retention grant or severance package. Long term incentive awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity or long term incentive award grant dates.
C.Pay for Performance Philosophy
Our ability to execute on our strategic plan relies on implementation of our talent management program. We continually seek to hire and retain high performing and high potential managers to both drive performance today and build a dependable bench of successors for the future. The principles of the program are as follows:
●We have developed a culture of inclusivity and high performance that allows us to attract the best talent from a broad pool of global candidates;
●We believe that providing the highest reward to those who deliver the highest levels of performance creates an environment where everyone is motivated to continually improve and strive for their best;
●We set objective performance measures and hold ourselves accountable for delivery of the results and our own performance;
●We believe that performance is both what you do and how you do it, so we measure specific delivery of results and how effectively we have lived our values in the current calendar year;
●We use our annual performance and compensation review process to assess performance in the year and allocate greater reward to those who deliver the highest performance relative to other members of a particular team; and
●We provide honest and timely feedback to each other on performance and opportunities to continuously improve, so that everyone has the opportunity to be the very best at what they do.
We believe that this philosophy has provided an appropriate balance to drive continuous improvement while retaining high performers through challenging times. More importantly, we believe the incentives we provide for achievement without rewarding under-performance contributes to our industry-leading employee engagement while aligning the interests of our managers closely with those of our customers and investors.
D.Compensation Design
Role of Compensation Consultant
Following an analysis based on rules promulgated by the NYSE, the Compensation Committee retained Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant during 2024. Meridian reported directly to the Committee. The Committee generally relies on the independent compensation consultant to provide it with comparison group benchmarking data and information as to market practices and trends, and to provide advice on key Committee decisions.
Meridian provided advice to the Compensation Committee and management in connection with the composition of comparator companies we use for benchmarking purposes and the design of our annual cash incentive and long-term incentive programs.
Benchmarking and Survey Data
In determining total compensation levels for our NEOs, the Compensation Committee reviews market trends in executive compensation and a competitive analysis prepared by the independent compensation consultant, which compares our executive compensation to both the companies in the comparator group described below and to broader market survey data. The Compensation Committee also considers other available market survey data on executive compensation philosophy, strategy and design. The Company’s compensation philosophy is to target base salaries at the 50th percentile of the competitive market. Individual executives may have base salaries above or below the target based on their individual performances, internal equity and experience. As discussed above, at-risk incentive compensation components have the potential to reward our executives at levels above industry medians, but only when the Company is outperforming the industry.
The Compensation Committee chose our comparator group from companies in the primary industry segments in which the Company operates and competes for talent.

2025 Proxy Statement	29

Executive Compensation
The comparator group companies for 2024 were as follows:

A.O. Smith Corporation	CommScope Holding Company, Inc.	IDEX Corporation	Rogers Corp.
Acuity Brands, Inc.	Curtiss-Wright Corporation	Itron Inc.	Viavi Solutions, Inc.
Amphenol Corporation	Hexcel Corporation	ITT Inc.	Zurn Elkay Water Solutions
Carlisle Companies Incorporated	Hubbell Incorporated	Regal Rexnord Corporation

The Compensation Committee considers the comparator group competitive pay analysis and survey data as relevant, but non-determinative data points in making its pay decisions. The approach to pay decisions is not formulaic and the Committee, based on advice from the compensation consultant, exercises judgment in making them.
Each year, the Compensation Committee reviews the performance evaluations and pay recommendations for the named executive officers and the other senior executives. The Compensation Committee, with input from the Board, meets in executive session without the CEO present to review the CEO’s performance and set his compensation. In its most recent review in February 2025, the Compensation Committee concluded that the total direct compensation of executive officers, with respect to compensation levels, as well as structure, are consistent with our compensation design and objectives.
2024 Compensation Analysis
A.Base Salary Adjustments
Salaries of executive officers are ordinarily reviewed annually and at the time of a promotion or other change in responsibilities. Increases in salary are based on a review of the individual’s performance against objective performance measures, the competitive market, the individual’s experience and internal equity. For executives who earn a personal performance factor of 0.91 or more, base salaries may be adjusted using a merit salary increase matrix, discussed below. An executive who scores less than 0.91 and fails to improve his or her performance may be subject to disciplinary action, including dismissal.
The executive is scored on our merit salary increase matrix that is annually reviewed by the Committee and, if appropriate, revised to reflect the competitive market, based on the salary survey data noted above. The executive’s salary is classified based on three categories: below market, market and above market. Company-wide, the ranking system, which assigns personal performance factors ranging from 0.5 to 1.5, is designed to take the form of a normal distribution.
2024 Merit Increase Guidelines for Named Executive Officers

Current Salary	Current Salary as a % of Midpoint	Personal Performance Factor
		0.50–0.90	0.91–1.10	1.11–1.50

Above Market	106% and Above	0%	0%-4.0%	3.0%-7.5%
Market	95%-105%	0%	0%-5.0%	3.5%-9.5%
Below Market	Below 95%	0%	4.0%-8.5%	7.0%-15.5%
The timing and amount of any salary adjustment will be based on the executive’s annual overall performance ranking and whether the executive falls “below,” “at” or “above” market as compared to the median of the applicable market data noted above.
For example, an executive with an overall ranking of “1.25” who is “above market” will receive a lower salary increase than an executive with a ranking of “1.25” who is “below market”.

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Executive Compensation
The named executive officers’ salaries as of December 31, 2024 are provided in the following table.

Name	Annual Base Salary at December 31, 2024

Dr. Chand	$950,000
Mr. Parks	$610,908
Mr. Anderson	$548,571
Mr. Bhadra	$516,672
Ms. Tate	$463,887
B.Annual Cash Incentive Plan Awards
Executive officers participate in our annual cash incentive plan. Overall, we had 2,144 employees participate in the plan’s 2024 performance offering. Under the plan, participants earn cash awards based on the achievement of Company and individual performance goals. For 2024, the amount paid under the plan to all participants was approximately $32.649 million, or approximately 8.00% of adjusted net income before ACIP expense. This compares to approximately 4.74%, 7.17%, 10.86%, and 9.21%, in 2023, 2022, 2021, and 2020, respectively, as shown below:

(Dollar amounts in thousands)	2024	2023	2022	2021	2020

Adjusted Net Income from Continuing Operations	$262,743	$288,792	$317,393	$216,942	$123,536
Tax effected ACIP Expense (assuming 30% rate)(a)	$22,854	$14,359	$24,497	$26,427	$12,538
Adjusted Net Income Before ACIP Expense (b)	$285,597	$303,151	$341,792	$243,369	$136,074
Reflected as a percentage (a divided by b)	8.00%	4.74%	7.17%	10.86%	9.21%
Form 8-K in which adjusted net income is reconciled to GAAP net income	February 6, 2025	February 8, 2024	February 8, 2023	February 9, 2022	February 10, 2021

A PARTICIPANT’S AWARD (OTHER THAN DR. CHAND’S) IS COMPUTED USING THE FOLLOWING FORMULA:

Base Salary	Target Percentage	Financial Factor	Personal Performance Factor	ACIP Award

1	Determine Target Percentages for each NEO
For 2024 each NEO’s ACIP Target Percentages were as follows: Dr. Chand –125%; Messrs. Anderson, Bhadra, and Parks and Ms. Tate – 70%.

2	Determine the Performance Targets for the Financial Factors
Performance targets for calculating the Financial Factors were based on net income, revenue, and EBITDA during each half of 2024. In addition, as discussed further below, the performance stock units (“PSUs”) had performance targets based on relative total stockholder return and free cash flow. In an effort to reinforce and enhance Belden’s “One Belden” philosophy, every ACIP eligible Belden associate’s financial factor includes, at least in part, the consolidated Belden financial factor that measures the Company’s performance as a whole. As illustrated below, in order to ensure that we are rewarding performance that drives stockholder value, ACIP financial factors and long-term equity incentive plan performance targets flow from and support the strategic financial goals we communicate to our investors.

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Executive Compensation

2025 Strategic Plan Financial Goals	ACIP/PSU Financial Factors

10-12% compound annual EPS growth	Stretch Achievement Share Awards are measured by EPS performance

Mid-single digit organic revenue growth	All business of the Company have revenue targets

Incremental EBITDA Margins of between 25 and 30%	All businesses of the Company have EBITDA targets

Free Cash Flow Margin of approximately 10%	PSU conversion is based in part on free cash flow performance

Net leverage of 1.5X	Reduced net leverage often leads to enhanced shareholder returns

PERFORMANCE FACTOR DETERMINATION AND ADJUSTMENTS
The performance factors we use that make up the Financial Factor support our short- and long-range business objectives and strategy. We have selected multiple factors because we believe no one metric is sufficient to capture the performance we are seeking to achieve and any one metric in isolation may not promote appropriate management performance. Management and the Board believe that income from continuing operations and EBITDA are the financial metrics most clearly aligned with the enhancement of near-term stockholder value. Therefore, they are weighted heavily in our consolidated and platform targets. Additionally, revenue growth has been highlighted by our stockholders as a key component of value creation.
In setting performance goals, we consider our annual and long-range business plans and factors such as our past variance to targeted performance, economic and industry conditions, and our industry performance. We set challenging, realistic goals that will motivate performance within the top quartile of our comparator group. We recognize that the metrics may need to change over time to reflect new priorities and, accordingly, review these performance metrics at the beginning of each performance period. As a result of the uncertainty arising from the channel destocking behavior that began in 2023, Belden felt it was appropriate to issue two sets of Financial Factor targets for 2024 - one set for each half of the year. The Company has returned to a full-year measurement period in 2025.

In 2024, threshold, target and maximum levels for the performance factors that make up the Financial Factors for each half of the year were set to challenge management to achieve upper quartile performance, including with respect to consolidated revenue, consolidated net income, and consolidated EBITDA.

Officers with company-wide responsibilities, including each of the NEOs, were measured using consolidated performance. Other executives whose responsibilities are more closely aligned with a particular business unit are measured based on he performance of the relevant business unit. The applicable factors and weighting percentages are set at the beginning of each performance period as depicted below and illustrated in further detail on Appendix I.

Factor	All NEOs

Consolidated Net Income	40%
Consolidated EBITDA	30%
Consolidated Revenues	30%
Consistent with the terms of the annual cash incentive plan, the performance factors were adjusted to reflect certain unusual events that occurred during the year. The Compensation Committee and the Audit Committee meet jointly to analyze and approve the adjustments recommended by management. The Committees agree that it was appropriate to adjust the financial performance targets for these matters to properly capture our operating results and to eliminate the potential for managers delaying strategic decisions beneficial to the Company in the long term (e.g., restructuring) because of the impact of those decisions on short-term financial metrics or benefiting from favorable one-time adjustments or unbudgeted events (such as acquisitions).

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For each individual financial performance factor, threshold, target and maximum amounts are set by the Compensation Committee. Actual performance at the threshold level is reflected with a Financial Factor score of 0.5, actual performance at the target level is reflected with a Financial Factor score of 1.0 and actual performance at or above the maximum level is reflected with a Financial Factor score of 2.0. Performance between the threshold and target and between the target and maximum are interpolated on a linear basis. Actual performance below the threshold would result in a component score of 0 and the failure to achieve at least threshold performance on the consolidated net income/segment EBITDA component would result in an overall Financial Factor of 0. Because Financial Factors are capped at 2.0 and because, as described below, he does not have a Personal Performance Factor, the CEO’s ACIP payout cannot mathematically be higher than 200% of his or her target payout.
The performance factor definitions, thresholds, targets and actual results, as well as the applicable weighting and calculations for each NEO are contained in Appendix I, which is incorporated herein by this reference. The applicable 2024 Financial Factors for the NEOs are as follows:

Named Executive Officer	H1 Financial Factor	H2 Financial Factor	Full Year Financial Factor

Dr. Chand	0.73	1.74	1.24
Mr. Parks	0.73	1.74	1.24
Mr. Anderson	0.73	1.74	1.24
Mr. Bhadra	0.73	1.74	1.24
Ms. Tate	0.73	1.74	1.24

3	Determine any Modifications to the Payout Based on the Personal Performance Factor
In addition to the Financial Factor, the ACIP payout for each named executive officer, other than the CEO, is modified based on a Personal Performance Factor (“PPF”). As discussed above, the Committee feels that the consolidated Financial Factor is the best reflection of the CEO’s personal performance and, thus, the CEO does not have a separate PPF. The other NEO’s objectives are agreed upon between the NEO and the CEO. At the end of the year, the parties measure progress relative to the objectives, as well as an assessment of how effectively the individual has lived the Company’s values during the year. The CEO scores each NEO’s PPF on a scale of 0.50 to 1.50. The personal performance goals reflected in the Personal Performance Factor measure the attainment of short- and long-term goals that often are in furtherance of achieving objectives set out in our three-year strategic plan. Personal performance goals can be qualitative in nature and the determination of the NEO’s degree of attainment of them generally requires the judgment of the CEO. The values scoring is, by definition, subjective based on the manager’s observations throughout the year, as well as feedback collected from others inside and outside of the organization. As a general rule, the higher in the organizational structure that one sits, the more global in scope are his or her personal objectives. Mr. Parks, as the CFO, had objectives in the areas of talent management, information technology and investor relations performance, but also focused other objectives on areas specific to the finance function, e.g., accounting, tax and capital structure. As global functional leads Mr. Anderson and Ms. Tate had objectives that connected them to the corporate priorities of stockholder value enhancement, sales growth, and stakeholder and customer satisfaction with an increased emphasis culture and risk management. As the leader of Belden's technology and strategy function, Mr. Bhadra had objectives focused on M&A activity and technological development. In 2024, all officers and their direct reports also had metrics in their personal performance factors related to the Company’s sustainability objectives.

The 2024 Personal Performance Factors for the NEOs, other than Dr. Chand, as approved by the Committee, ranged from 1.02 to 1.09.

4	Determine Annual Cash Incentive Plan Payouts
Based on the preceding discussion, each NEO’s annual cash incentive plan award is as shown in the table below. The awards were paid out following adoption of the Financial Factors and Personal Performance Factors by the Committee in February 2025.

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Executive Compensation

NEO	2024 ACIP Award ($)

Dr. Chand	1,466,563
Mr. Parks	559,818
Mr. Anderson	483,724
Mr. Bhadra	486,863
Ms. Tate	433,113
C.Long Term Incentive Awards
Our long-term equity incentive plan is designed to align the financial interests of our executives and our stockholders by providing executives with a continuing stake in the long-term success of the company. With half of each executive officer’s LTI grant made up PSUs that only convert into Belden shares if certain performance metrics are achieved, the plan emphasizes our Pay-for-Performance philosophy. In response to employee feedback and in an effort to more closely align the interests of Belden employees and shareholders, the mix of LTI awards offered to executives in 2024 was revised to replace stock appreciation rights, an award that only saw value if Belden's stock price increased following the issue date, with additional Restricted Stock Units. As a result, all executive officers participating in the LTI program in 2024 received 50% of their LTI award (discussed below) under the plan in the form of PSUs and 50% in the form of RSUs.
Individual performance, the competitive market, executive experience and internal equity were factors used to determine the total dollar value of SARs, RSUs and PSUs granted to each executive officer in 2024, which we refer to as the “Long-Term Incentive Value”, or “LTI Value”.
LTI Value
Each executive is assigned a target LTI value (expressed as a % of base salary) based on the factors described above. We then use the following matrix to determine actual grant size as a % of target:

PPF	0.85 – 1.15	1.16 – 1.50
Percentage of Target LTI	70% – 120%	100% – 190%
An officer did not receive an equity award in 2024 if his or her 2023 Personal Performance Factor was less than 0.85. In 2024, Dr. Chand had an LTI Target of 400% of his base salary, Mr. Parks had a Target LTI percentage of 200% of his base salary, Mr. Anderson had a Target LTI percentage of 150% of his base salary, Mr. Bhadra and Ms. Tate had Target LTI percentages of 120% of their respective base salaries.
To illustrate the LTI Value matrix, assume a base salary of $400,000 and a Target LTI percentage of 50%. The Target LTI Value is $200,000. Assuming the officer’s PPF is 1.0, he or she would receive equity valued between $140,000 and $240,000. If the same officer’s PPF is 1.20, he or she would receive equity valued between $200,000 and $380,000. The exact amount granted within the range for each individual is at the discretion of the individual’s immediate supervisor (the “LTI Award”).
As previously discussed, the NEOs received 50% of their LTI Award in the form of PSUs, and 50% in the form of RSUs. To determine the number of PSUs and RSUs to be granted, we use a one-year average price of the stock (the “Average Belden Stock Price”).
In summary, the LTI Award is allocated into the number of units resulting from the following formulas:
PSUs = 50% of the LTI Award divided by the Average Belden Stock Price, rounded to the nearest unit.
RSUs = 50% of the LTI Award divided by the Average Belden Stock Price, rounded to the nearest unit.
Half of the PSUs granted in 2024 will be measured based on total stockholder return (TSR) relative to the S&P 1500 Industrials Index. The other half of the PSUs will be measured based on cumulative consolidated free cash flow for 2024 through 2026, as adjusted for certain restructuring expenses in connection with acquisition integration and other changes to the Company. The PSU agreements state that following the three-year performance period, a conversion factor ranging from 0 to 2.0 will be applied to each award. The sum of the results of that formula, rounded to the nearest whole unit, is the gross number of Belden shares the officer will receive. The actual number of shares to be distributed will be net of any required withholding taxes.

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The PSUs granted in 2024 will be measured on the performance period from February 21, 2024 (the grant date) to December 31, 2026, in the case of the TSR-based PSUs, and January 1, 2024 to December 31, 2026, in the case of the free cash flow-based PSUs.
Conversion will be effected based on threshold, target and maximum levels.
For the PSUs based on relative TSR, threshold performance results in a conversion factor of 0.25, target performance results in a conversion factor of 1.00 and maximum performance results in a conversion factor of 2.00. Performance between threshold and target and between target and maximum are interpolated on a linear basis.
For the PSUs based on consolidated free cash flow, threshold performance results in a conversion factor of 0.50, target performance results in a conversion factor of 1.00 and maximum performance results in a conversion factor of 2.00. Performance between threshold and target and between target and maximum are interpolated on a linear basis. PSUs drive performance against targets during the three-year performance period, as PSUs will not convert to Belden shares if performance thresholds are not achieved.
To incentivize management to achieve the publicly stated stretch goal of achieving $8.00 or more of adjusted earnings-per-share prior to the end of 2025, the Compensation Committee awarded Stretch Achievement Share Awards to the recipients of PSU awards in 2022. In connection with promotions earned between the original grant date of the Stretch Achievement Share Awards and its March 2023 meeting, the Committee granted additional 2022 PSUs to Dr. Chand and Ms. Tate. If the Company’s earnings-per-share exceeds the stated threshold of $7.50, the Stretch Achievement Share Awards will result in 2022 PSU recipients receiving an additional number of shares calculated by multiplying the number of shares resulting from the conversion, if any, of 2022 PSUs multiplied by a conversion factor between 0.5 and 1.0 based on the Company’s earnings-per-share (EPS) achievement, as measured based on audited full-year financial results. For example, if a recipient was granted 100 PSUs in 2022 and the 2022 PSUs convert to Belden shares at a conversion ratio of 1.0 and Belden achieves $8.00 of earnings-per-share, the recipient would receive 200 Belden shares (1.00 x 100 + (1.00 x 100)). Shares awarded in connection with the Stretch Achievement Share Awards, if any, will be distributed in the first quarter of 2026.
RSUs provide executives with an interest in the company designed to align the interest of the executives and stockholders, and they also serve as a retention tool because they vest over time, with 25% of the RSU award vesting on the first anniversary of the grant date, 25% of the RSU award granting on the second anniversary of the grant date, and 50% of the RSU award granting on the third anniversary of the grant date.
At its February 2024 meeting, the Compensation Committee approved equity award grants in the form of 298,441 PSUs and 298,441 RSUs to 208 employees.
2024 Equity Awards to NEOs

NEO	PSUs	RSUs

Dr. Chand(1)	29,928	29,928
Mr. Parks	7,813	7,813
Mr. Anderson	5,262	5,262
Mr. Bhadra(2)	13,523	13,523
Ms. Tate(3)	12,192	12,192
(1)In addition to RSUs awarded in the ordinary course in February 2024, Dr. Chand received an additional 44,856 RSUs on August 17, 2024 upon the conversion of a PSU award originally issued in 2021 under the Supplemental Incentive Plan described below. These additional RSUs will vest on August 17, 2025.
(2)In addition to 3,984, PSUs and RSUs awarded to Mr. Bhadra in the ordinary course in February of 2024, on February 21, 2024, Mr. Bhadra was granted an additional 9,539 PSUs and 9,539 RSUs as part of the Supplemental Incentive Plan described below.
(3)In addition to 3,577, PSUs and RSUs awarded to Ms. Tate in the ordinary course in February of 2024, on February 21, 2024, Ms. Tate was granted an additional 8,615 PSUs and 8,615 RSUs as part of the Supplemental Incentive Plan described below.

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Executive Compensation
2022-2024 PSU Grant
The Company utilizes a three-year performance measurement period for its PSUs. The three-year performance measurement period for PSUs granted in 2022 ended on December 31, 2024. At its February 2025 meeting, the Compensation Committee certified a conversion ratio of 1.87 for the free cash flow PSUs granted in 2022, and a conversion ratio of 2.00 for the relative TSR PSUs granted in 2022, resulting in an aggregate performance factor of 1.935 and each NEO receiving 1.935 shares of Belden stock for each PSU in connection with this grant. Mr. Bhadra separately received 4,086 TSR PSUs upon his hiring that achieved a conversion ratio of 2.0, resulting in Mr. Bhadra receiving 2 shares of Belden stock for each PSU in connection with this grant. The threshold, target, maximum and actual performance are shown below:

Factor	Threshold	Target	Maximum	Actual

Relative TSR	25th Percentile	50th Percentile	75th Percentile	82nd Percentile
Relative TSR (March 14 Grant)	25th Percentile	50th Percentile	75th Percentile	84nd Percentile
Consolidated Free Cash Flow	$472 million	$590 million	$707 million	$693 million
Free cash flow is defined as net cash provided by operating activities, adjusted for certain acquisition and divestiture related costs and capital expenditures, plus the proceeds from the disposal of tangible assets.

Shares Awarded upon Conversion of 2022 PSUs

NEO	PSUs	Shares

Dr. Chand	9,650	18,721
Mr. Parks	7,220	14,007
Mr. Anderson	4,862	9,432
Mr. Bhadra	4,086	8,172
Ms. Tate	1,105	2,144
From time to time, the Compensation Committee has granted a special long-term incentive award comprised of 50% time-vested RSUs and 50% performance-based PSUs (the “Supplemental Incentive Plan”) to certain executive officers. Awards under the Supplemental Incentive Program consist of 50% time-vested RSUs and 50% performance-based PSUs. In each case, the time-vested RSUs will cliff-vest on the four-year anniversary of the grant date. The performance-based PSUs will be earned based on relative TSR performance compared to the S&P 1500 Industrials index from the grant date to the third anniversary of the grant date, with any earned awards subject to an additional one-year vesting period. The Compensation Committee has selectively granted this type of special stock award and generally confines equity grants to the regular compensation program for its executives. As noted above, Mr. Bhadra and Ms. Tate received these special long-term incentive awards in 2024.
Compensation Policies and Other Considerations
Stock Ownership Guidelines
To align their interests with those of the Company’s stockholders, the Company’s executive officers must hold stock with value of at least three times their annual base salary (six times in the case of the CEO). Officers have five years from the date they are appointed as an officer or promoted to acquire the appropriate shareholdings. In addition, officers must make interim progress toward the ownership requirement during the five-year period – 20% after one year, 40% after two years, 60% after three years and 80% after four years. For purposes of determining ownership, unvested RSUs and the value of vested but unexercised, in-the-money options and SARs are included. For calculation purposes, the Company uses the higher of the current trading price or the acquisition price. As of March 25, 2025 (our record date for the annual meeting), each of the named executive officers either met his or her interim or five-year stock ownership guideline. In accordance with Company policy, an officer is prohibited from selling Belden stock until the officer meets the applicable guideline.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes the Company from taking a federal income tax deduction for compensation paid in excess of $1 million to our “covered employees” (which included the CEO and our three

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Executive Compensation
other most highly-compensated executive officers, other than the Chief Financial Officer, for years prior to 2018 and now includes all NEOs, including the CFO). Prior to 2018, this limitation did not apply to “performance-based” compensation. While the Compensation Committee has generally attempted to maximize the tax deductibility of executive compensation, the Compensation Committee believes that the primary purpose of our compensation program is to support the Company’s business strategy and the long-term interests of our shareholders. Therefore, the Compensation Committee has maintained the flexibility to award compensation that may not be tax deductible if doing so furthers the objectives of our executive compensation program.
Under the December 2017 U.S. tax reform, the exception to Section 162(m) for performance-based compensation was repealed for tax years beginning after December 31, 2017, subject to certain transition and grandfathering rules. Despite these new limits on the deductibility of performance-based compensation, the Compensation Committee continues to believe that a significant portion of our named executive officers’ compensation should be tied to the Company’s performance. Therefore, it is not anticipated that the changes to Section 162(m) will significantly impact the design of our compensation program going forward.
Annual non-equity based incentive compensation and PSUs for our Named Executive Officers are unguaranteed, subject to maximum payout amounts based on the achievement of the performance objectives established by the Compensation Committee annually. These objectives are selected by the Compensation Committee from among the performance metrics in the annual incentive plan for non-equity based compensation and the long term incentive plan for the PSUs. The Compensation Committee may exercise discretion to adjust the award based on an assessment of Company and individual performance. Also, our compensation plans comply with the requirements of Internal Revenue Code Section 409A, which mandates that nonqualified deferred compensation arrangements must meet specific requirements.
In accordance with FASB ASC Topic 718, for financial statement purposes, we expense all equity-based awards over the period earned based upon their estimated fair value at grant date.
Executive Compensation Recovery
In accordance with the Sarbanes-Oxley Act of 2002, the CEO and the CFO must forfeit certain bonuses and profits if the Company is required to restate its financial statements as a result of misconduct. In addition, if the Board of Directors determines that any other executive officer has engaged in fraudulent or intentional misconduct that results in the Company restating its financial statements because of a material inaccuracy, the Company, as permitted by law, will seek to recover any cash incentive compensation or other equity-based compensation (including proceeds from the exercise of a stock option or SAR) received by the officer from the Company during the 12-month period following the first public issuance or filing with the SEC of the financial statement required to be restated. Following the issuance of final rules by the SEC implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company adopted its Policy for the Recovery of Erroneously Awarded Compensation on November 30, 2023.
Insider Trading; Hedging and Pledging of Company Stock
Company policy requires executive officers and directors to consult the Company’s legal department prior to engaging in transactions involving Belden stock. In order to protect the Company from exposure under insider trading laws, executive officers and directors are subject to blackout periods and are encouraged to enter into pre-programmed trading plans under Securities Exchange Act Rule 10b5-1. The Company will not approve hedging or monetization transactions including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities. Executive officers and directors are prohibited from utilizing margin accounts to engage in transactions in Belden stock and from pledging Belden stock for any purpose. Such restrictions do not apply to non-executive officer employees. The Company filed its insider trading policy as an exhibit to its 2024 Form 10-K.
Equity Compensation Grant Practices
The Compensation Committee approves all grants of equity compensation, including stock appreciation rights, performance stock units and restricted stock units, to executive officers of the Company, as defined in Section 16 of the Exchange Act. All elements of executive officer compensation are reviewed by the Compensation Committee annually at a first quarter meeting. Generally, the Company’s awards of stock appreciation rights, performance stock units and/or restricted stock units are made at that meeting, but may be made at other meetings of the Compensation Committee. The Compensation Committee meeting date, or the next business day if the meeting falls on a non-business day, is the grant date for stock appreciation rights and restricted stock unit awards. The Company may also make awards in connection with acquisitions or promotions, or for

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Executive Compensation
retention purposes. Under the Company’s equity plan, the Compensation Committee may delegate to the Company’s CEO the authority to grant stock options to any employees of the Company other than executive officers of the Company as that term is defined in Section 16 of the Exchange Act. The Compensation Committee has exercised this authority and delegated to the CEO the ability to make limited equity grants in connection with promotion, retention and acquisitions, which he uses strategically but infrequently. Awards made by the CEO are reported to the Compensation Committee on a periodic basis.
Severance, Termination and Retirement
Each of the Company’s executive officers are participants in the Belden 2020 Executive Severance Plan (the “Severance Plan”), which establishes a specified severance program that will govern the benefits, if any, offered to an executive officer following the conclusion of his or her employment by the Company. We believe that the Company’s Severance Plan is essential in attracting and retaining the desired executive talent in a competitive market. In addition, the Severance Plan benefits the Company by providing for the upfront agreement of each executive on certain important provisions, including post-termination covenants and an agreement to provide a full release of claims against the Company. Information regarding benefits under the Severance Plan is provided following this Compensation Discussion and Analysis under the heading Potential Payments upon Termination or Change of Control.
Aircraft
The Company owns and from time-to-time leases corporate aircraft to provide flexibility to executive officers and other associates to allow more efficient use of executive time for Company matters. The Nominating and Corporate Governance Committee reviews management’s use of corporate aircraft throughout the year to confirm that it is consistent with this philosophy and in full compliance with the regulations promulgated by the Federal Aviation Administration, the Internal Revenue Service and the Securities and Exchange Commission.
Benefits and Perquisites
The named executive officers receive retirement and health care benefits on a consistent basis with other Belden employees. As described in Pension Benefits and Nonqualified Deferred Compensation, excess defined benefit and defined contribution plans are offered to eligible U.S. employees. In order to attract and retain talented officers, we have provided certain other compensation to our NEOs. It is our practice to not provide tax gross-ups for any perquisites provided to executive officers other than in extraordinary circumstances.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis section of this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Belden that the Compensation Discussion and Analysis be included in the proxy statement.

Compensation Committee Lance Balk (Chair) David Aldrich Jonathan Klein
Compensation and Risk
We consider the variable, pay-for-performance components of our compensation programs to assess the level of risk-taking these elements may create. The variable components of our compensation programs offered to management (including our executives) are our annual cash incentive plan and long-term incentive awards program. We believe the way we select and set performance goals and targets with multiple levels of performance; using gradually sloped payout curves that do not provide large payouts for small incremental improvements; and confirming the achievement of performance before issuing the awards, all reduce the potential for management’s excessive risk-taking or poor judgment. Consistent with sound risk management, we limit the annual cash incentive award by capping the financial factor component at two times the target, as well as capping the awards themselves at the lesser of three times target or $5 million. The long-term incentive is limited through the use of a fixed percentage of the participant’s base salary. In addition, we require that executive officers adhere to stock ownership guidelines to promote a long-term focus and have adopted a compensation recovery policy in the event of fraudulent or intentional misconduct that leads to a restatement of our financial results.

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We also consider our variable compensation programs offered to other associates. These are primarily incentive programs offered to sales and marketing associates. We believe the way we administer these programs reduces the potential of their causing a material adverse impact on the Company through excessive risk-taking. We have customer contract practices with respect to operating margins, customer creditworthiness, and channel management that are designed to reduce poor judgment in connection with entering into sales contracts having unreasonable terms. Sales targets are not designed to provide large payouts that are either based on small incremental improvement or overly aggressive goals that could induce excessive risk-taking by the salesperson. These programs are monitored throughout the performance period to ensure they are being properly administered. The results are subject to multiple levels of approval, including through the involvement of internal and external audit resources.
Pay for Performance
In reviewing the Compensation Tables that follow, it is important to note that equity-based compensation is reported based on the fair value at the grant date as determined under GAAP. As a result, it is not fully illustrative of compensation actually received. As a result of the manner in which PSUs, RSUs and SARs are structured, it takes years to determine whether a particular year’s compensation will end up resulting in the realization of more or less than the amount reported. It is subject to a number of factors, but is most sensitive to the price of Belden stock. The bottom line is that the Belden Compensation Program is effective in aligning pay and performance in that the reported level of compensation is only realized when performance is at a level satisfactory to the investor community.
Compensation Tables
Starting on the next page are the following compensation tables:
●Summary Compensation Table;
●Grants of Plan-Based Awards;
●Outstanding Equity Awards at Fiscal Year-End;
●Option Exercises and Stock Vested;
●Pension Benefits;
●Nonqualified Deferred Compensation;
●Employment, Severance and Change-in-Control Arrangements; and
●Potential Payments Upon Termination or Change-in-Control.

2025 Proxy Statement	39

Executive Compensation
Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compensation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($) (h)	All Other Compensation(6) ($) (i)	Total ($) (j)

Ashish Chand President and Chief Executive Officer	2024	937,500	—	5,275,708	—	1,466,563	—	354,130	8,033,901
	2023	847,102	—	9,767,895	950,346	823,500	—	369,390	12,758,233
	2022	523,942	—	880,177	254,353	877,113	—	396,868	2,932,453
Jeremy Parks Senior Vice President, Finance, and Chief Financial Officer	2024	605,034	—	1,377,276	—	559,818	618	137,087	2,679,833
	2023	576,534	—	1,073,627	315,875	342,109	35,157	137,721	2,481,023
	2022	530,425	—	668,247	190,281	685,314	—	182,143	2,256,410
Brian Anderson Senior Vice President - Legal, General Counsel and Corporate Secretary	2024	543,296	—	927,585	—	483,724	57,891	53,148	2,065,644
	2023	517,704	—	788,769	232,065	298,338	154,559	80,383	2,071,818
	2022	476,300	—	443,463	128,143	615,384	—	49,574	1,712,864
Hiran Bhadra Senior Vice President, Strategy and Technology	2024	512,304	—	2,525,298	—	486,863	—	42,636	3,567,101
Leah Tate Senior Vice President, Human Resources	2024	459,965	—	2,276,966	—	433,113	—	62,700	3,232,744
	2023	439,900	—	1,648,836	197,200	263,542	—	122,347	2,671,825
(1)Salaries are amounts actually received.
(2)Reflects the aggregate grant date fair value with respect to awards of stock for each named officer computed in accordance with FASB ASC Topic 718. See Grants of Plan-Based Awards Table for 2024 stock awards to the named officers. The assumptions used in calculating these amounts are described in Note 21: Share-Based Compensation, to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Some of the amounts listed in column (e) represent the grant date fair value of performance share units (“PSUs”) based on the assumption that the Company would meet its performance goals at the target level, resulting in one share of Belden stock, being issued to the officer for each PSU. Performance over the relevant three-year measurement period at maximum levels or greater (in the case of PSUs based on free cash flow) or at or greater than the 75th percentile (in the case of PSUs based on relative TSR) could result in the issuance of two shares of Belden stock for each PSU. During each performance period, the Company periodically analyzes performance and makes appropriate adjustments to the amount of stock-based compensation expense it records. Based on this structure, the maximum grant date fair values of the stock awards for each NEO (in dollars), are as follows:

40	2025 Proxy Statement

Executive Compensation

	Dr. Chand	Mr. Parks	Mr. Anderson	Mr. Bhadra	Ms. Tate

2024	8,119,766	2,119,745	1,427,633	3,951,852	3,563,332
2023	12,035,737	1,827,418	1,342,613		3,098,000
2022	2,761,684	2,085,676	1,391,430
(4)Reflects the aggregate grant date fair value with respect to awards of options or SARs for each named officer computed in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are described in Note 21: Share-Based Compensation, to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 The amounts shown above include the maximum grant date fair value for the PSUs issued in 2024.
(5)Represents amounts earned under the Company’s annual cash incentive plan as approved by the Compensation Committee at its February 2025 meeting.
(6)The amounts in this column reflect the increase in the actuarial present value of the accumulated benefits under the Company’s defined benefit plans in which the named executives participate. None of the named executives received above-market or preferential earnings on deferred compensation.
(7)The amounts (in dollars) shown in column (i) for 2024 consist of the following:

	Total	Company’s Contributions In Its Defined Contribution Plan	Life Insurance and Long Term Disability Benefits	Tax Preparation Costs	Restricted Stock Dividends	Airfare	Tax Gross Up/ Equalization	Housing Allowance

Ashish Chand	354,130	79,245	6,478	5,650	3,229	—	9,528	250,000
Jeremy Parks	137,087	42,621	5,150	4,900	4,940	11,591	—	67,884
Brian Anderson	53,148	38,874	7,376	4,900	1,999	—	—	—
Hiran Bhadra	42,636	36,263	6,373	—	—	—	—	—
Leah Tate	62,700	32,558	4,322	5,250	430	—	—	20,139
Dr. Chand received a housing rental allowance of $250,000 in 2024.
Mr. Parks maintains his primary residence in Buffalo, New York. He receives reimbursement of airfare related to travel to and from St. Louis, Missouri, where he spends a significant amount of time, and a housing allowance to secure living arrangements in the St. Louis area.
Ms. Tate maintains her primary residence in Indianapolis, Indiana. She received a housing allowance in 2024 to secure living arrangements in the St. Louis, Missouri, area, where she spends a significant amount of time.

2025 Proxy Statement	41

Executive Compensation
Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	All Other Option Awards: Number of Securities Underlying Options(4) (#) (j)	Exercise or Base Price of Option Awards(5) ($ per Share) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)	Award Type	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Ashish Chand		ACIP	593,750	1,187,500	2,375,000
	2/21/2024	RSU							29,928			2,431,650
	2/21/2024	PSU				11,223	29,928	59,856				2,844,058
Jeremy Parks		ACIP	213,878	427,636	1,282,907
	2/21/2024	RSU							7,813			634,806
	2/21/2024	PSU				2,930	7,813	15,626				742,469
Brian Anderson		ACIP	192,000	384,000	1,151,999
	2/21/2024	RSU							5,262			427,538
	2/21/2024	PSU				1,973	5,262	10,524				500,048
Hiran Bhadra		ACIP	180,835	361,370	1,085,011
	2/21/2024	RSU							3,984			323,700
	2/21/2024	RSU							9,539			775,044
	2/21/2024	PSU				1,494	3,984	7,968				378,600
	2/21/2024	PSU				2,385	9,539	19,078				1,047,955
Leah Tate		ACIP	151,510	303,021	909,063
	2/21/2024	RSU							3,577			290,631
	2/21/2024	RSU							8,615			699,969
	2/21/2024	PSU				1,341	3,577	7,154				339,922
	2/21/2024	PSU				2,154	8,615	17,230				946,444
(1)The amounts in column (c) represent the cash payment under the Company’s annual cash incentive plan (“ACIP”) that would have been made if the threshold performance for 2024 was met, including a personal performance factor of 0.5; the amounts in column (d) represent the cash payment under ACIP that would have been made if the target performance for 2024 was met; and the amounts in column (e) represent the maximum cash payment under ACIP, the lesser of three times target or $5 million. For Dr. Chand, the maximum cash payment under ACIP is two times target because the company financial factor is capped at 2.0 and because a personal performance factor is not utilized for him.
(2)The Compensation Committee granted performance stock unit awards (PSUs) at its February 21, 2024 meeting. The PSUs granted in 2024 will be measured on the performance period from February 21, 2024 (the grant date) to December 31, 2026, in the case of the TSR-based PSUs, and January 1, 2024 to December 31, 2026, in the case of the free cash flow-based PSUs. Any payout arising from the 2024 PSUs will be made in shares of Belden stock in 2027. The Committee granted an additional tranche of 2024 PSUs to each of Mr. Bhadra and Ms. Tate that will be measured on the total shareholder return between January 1, 2024, and December 31, 2026. Any payout from these Supplemental TSR-based PSUs will be made in shares of Belden stock in 2028. The conversion factor from PSUs to shares is based on the Company’s total stockholder return over the performance period measured relative to the S&P 1500 Industrials Index (the “Index”), weighted 50%, and the company’s consolidated free cash flow over the performance period, weighted 50%.
(3)The amounts in column (i) are the number of RSUs granted to each of the named executive officers in 2024. Generally, these awards vest as follows: 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grand date. The Committee granted additional RSUs to each of Mr. Bhadra and Ms. Tate in 2024 that cliff vest on the fourth anniversary of the grant date.

42	2025 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options(1) (#) Exercisable (b)	Number of Securities Underlying Unexercised Options(2)(3) (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price(4) ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) # (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6) ($) (j)

Ashish Chand	1,103			89.23	2/25/2025			22,428	2,525,617
	1,477			74.91	2/22/2027			4,825	543,343
	2,312			72.73	2/28/2028			11,218	1,263,259
	4,373			45.11	2/16/2031			29,928	3,370,192
	3,857	3,857		53.79	2/22/2032			44,856	5,051,234
	8,032	16,064		85.77	3/07/2033			9,650	1,086,687
								20,216	2,276,524
								22,435	2,526,405
								29,928	3,370,192
Jeremy Parks	10,962			45.11	2/16/2031			3,610	406,522
	5,772	2,885		53.79	2/22/2032			3,729	419,923
	2,670	5,339		85.77	3/07/2033			7,813	879,822
								7,220	813,044
								7,457	839,733
								7,813	879,822
Brian Anderson	6,854			74.91	2/22/2027			2,431	273,755
	7,257			72.73	2/28/2028			2,739	308,439
	6,368			51.14	2/11/2030			5,262	592,554
	8,121			45.11	2/16/2031			4,862	547,510
	3,887	1,943		53.79	2/22/2032			5,479	616,990
	1,962	3,922		85.77	3/07/2033			5,262	592,554
Hiran Bhadra	3,232	1,615		54.89	3/14/2032			2,043	230,062
	1,414	2,827		85.77	3/07/2033			1,974	222,292
								3,984	448,638
								9,539	1,074,187
								4,086	460,124
								3,949	444,697
								3,984	448,638
								9,539	1,074,187
Leah Tate		441		53.79	2/22/2032			553	62,273
		3,333		85.77	3/07/2033			2,328	262,156
								3,577	402,806
								8,615	970,135
								1,105	124,434
								3,026	340,758
								4,655	524,200
								3,577	402,806
								8,615	970,135
(1)Shows vested SARs.
(2)Shows unvested SARs.
(3)For Dr. Chand, his 3,857 unexercisable SARs expiring on February 22, 2032 vested on February 22, 2025. His 16,064 unexercisable SARs expiring on March 7, 2033, vest as follows: 8,032 on March 7, 2025; and 8,032 on March 7, 2026.

2025 Proxy Statement	43

Executive Compensation
For Mr. Parks, his 2,885 unexercisable SARs expiring on February 22, 2032 vested on February 22, 2025. His 5,339 unexercisable SARs expiring on March 7, 2033 will vest as follows: 2,670 on March 7, 2025; and 2,669 on March 7, 2026.
For Mr. Anderson, his 1,943 unexercisable SARs expiring on February 22, 2032, vested on February 22, 2025. His 3,992 unexercisable SARs expiring on March 7, 2033 vest as follows: 1,931 on March 7, 2025; and 1,931 on March 7, 2026.
For Mr. Bhadra, his 1,615 unexercisable SARs expiring on March 14, 2022 vested on March 14, 2025. His 2,827 unexercisable SARs expiring on March 7, 2033 will vest as follows: 1,414 on March 7, 2025; and 1,413 on March 7, 2026.
For Ms. Tate, her 441 unexercisable SARs expiring on February 22, 2032 vested on February 22, 2025. Her 3,333 unexercisable SARs expiring on March 7, 2033 will vest as follows: 1,667 on March 7, 2025; and 1,666 on March 7, 2026.
(4)The exercise price of SAR awards granted is the closing price of Belden shares on the grant date.
(5)On each of February 22, 2022, March 7, 2023, and February 21, 2024 the NEOs were granted PSUs. Each tranche of PSUs carries a three year measurement period. Based on the Company’s performance during this period on total stockholder return relative to the S&P 1500 Industrials Index, weighted 50%, and on consolidated free cash flow, weighted 50%, a conversion factor from 0 to 2.0 will be generated. If the conversion factor is greater than 0, the PSUs will be converted to a whole number of shares and delivered to the NEOs upon conversion.
Dr. Chand’s 9,650 PSUs and his 20,216 PSUs granted on March 7, 2023 were reviewed at the first quarter 2025 Compensation Committee meeting, and based on the conversion ratio, converted into 57,940 shares. His 22,435 PSUs granted on March 7, 2023, will be reviewed by the Compensation Committee at its first quarter 2026 meeting. His 29,928 PSUs granted on February 21, 2024, will be reviewed by the Compensation Committee at its first quarter 2027 meeting. His 4,825 RSUs vested on February 22, 2025. His 11,218 RSUs will vest on March 7, 2026. His 29,928 RSUs granted on February 21, 2024, will vest as follows: 7,482 on February 21, 2025, 7,482 on February 21, 2026, and 14,964 on February 21, 2026. His 44,856 Supplemental Plan RSUs and 22,428 Supplemental Incentive Plan RSUs will vest on August 17, 2025.
Mr. Parks’ 7,220 PSUs were reviewed by the Compensation Committee at its first quarter 2025 Compensation Committee meeting, and based on the conversion ratio, converted into 14,007 shares. His 7,457 PSUs will be reviewed at the first quarter 2026 Compensation Committee meeting. His 7,813 PSUs will be reviewed at the first quarter 2027 Compensation Committee meeting. His 3,610 RSUs vested on February 22, 2025. His 3,729 RSUs will vest on March 7, 2026. His 7,813 RSUs will vest as follows: 1,953 on February 21, 2025, 1,953 on February 21, 2026, and 3,907 on February 21, 2027.
Mr. Anderson’s 4,862 PSUs were reviewed by the Compensation Committee at its first quarter 2025 Compensation Committee meeting, and based on the conversion ratio, converted into 9,432 shares. His 5,479 PSUs will be reviewed at the first quarter 2026 Compensation Committee meeting. his 5,262 PSUs will be reviewed at the first quarter 2027 Compensation Committee meeting. His 2,431 RSUs vested on February 22, 2025. His 2,739 RSUs will vest on March 7, 2026. His 5,262 RSUs will vest as follows: 1,315 on February 21, 2025, 1,316 on February 21, 2026, and 2,631 on February 21, 2027.
Mr. Bhadra's 4,086 PSUs were reviewed by the Compensation Committee at its first quarter 2025 Compensation Committee meeting, and based on the conversion ratio, converted into 7,927 shares. His 3,949 PSUs granted on March 7, 2023 will be reviewed at the first quarter 2026 Compensation Committee meeting. His 3,984 PSUs will be reviewed at the first quarter 2027 Compensation Committee meeting. His 1,382 RSUs vested on February 16, 2024. His 2,043 RSUs vested on February 21, 2025. His 1,974 RSUs will vest on March 7, 2026. His 3,984 RSUs granted on February 21, 2024, will vest as follows: 996 on February 21, 2025, 996 on February 21, 2026, and 1,992 on February 21, 2026. His 9,539 Supplemental Incentive Plan RSUs and 9,539 Supplemental Incentive Plan PSUs granted on February 21, 2024, will vest as described in the discussion of the Supplemental Incentive Plan above.
Ms. Tate’s 1,105 PSUs and her 3,026 PSUs granted on March 7, 2023, were reviewed by the Compensation Committee at its first quarter 2025 Compensation Committee meeting, and based on the conversion ratio, converted into 11,174 shares. Her 4,655 PSUs will be reviewed at the first quarter 2026 Compensation Committee Meeting. Her 3,577 PSUs granted on February 21, 2024, will be reviewed at the Compensation Committee's first quarter 2027 meeting. Her 717 RSUs vested on February 16, 2024. Her 553 RSUs vested on February 22, 2025. Her 2,328 RSUs will vest on March 7, 2026. Her 3,577 RSUs will vest as follows: 895 will on February 21, 2025, 894 on February 21, 2026, and 1,788 will vest on February 21, 20267. Her 8,615 Supplemental Incentive Plan RSUs and 8,615 Supplemental Incentive Plan PSUs granted on February 21, 2024, will vest as described in the discussion of the Supplemental Incentive Plan above.
(6)The market value represents the product of the number of shares and the closing market price of Belden shares on December 31, 2024 ($112.61). The value of PSU awards assumes a conversion at a 1.0 ratio.

44	2025 Proxy Statement

Executive Compensation
Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise(1)(2)(3) (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Ashish Chand	44	7,823	26,318	2,129,875
Jeremy Parks	—	—	25,725	2,088,042
Brian Anderson	4,812	951,104	16,289	1,318,243
Hiran Bhadra	—	—	—	—
Leah Tate	2,400	390,670	3,506	283,735
The dates on which certain executive officers had stock awards vest and the applicable fair market values on those days are as follows: February 1, 2024 – $84.19; February 17, 2024 – $82.58; February 21, 2024 – $80.09. When the vesting date falls on a trading day, the fair market value is the average of the high and low trading prices of Belden shares on that day. When the vesting date falls on a non-trading day, the fair market value is the average of (a) the average of the high and low trading prices of Belden shares on the trading day immediately preceding the vesting date and (b) the average of the high and low trading prices of Belden shares on the trading day immediately following the vesting date. The number of RSUs that vested were as follows: Dr. Chand – 5,382 RSUs on February 16, 2024; Mr. Parks – 4,496 RSUs on February 16, 2024 and 3,738 RSUs on February 17, 2024; Mr. Anderson – 3,331 RSUs on February 16, 2024; and Ms. Tate – 717 RSUs on February 21, 2024. Giving effect to the actual tax withholding that occurred, Dr. Chand acquired 2,654 shares on February 16, 2024; Mr. Parks acquired 1,984 shares on February 16, 2024 and 1,650 shares on February 17, 2024; Mr. Anderson acquired 1,840 shares on February 16, 2024; and Ms. Tate acquired 410 shares on February 16, 2024. PSUs granted in 2021 converted into the following number of Belden shares, giving effect to tax withholding: Dr. Chand - 10,188 shares on February 21, 2024; Mr. Parks - 7,731 shares on February 21, 2024; Mr. Anderson – 7,158 shares on February 21, 2024; and Ms. Tate – 1,544 shares on February 21, 2024.
(1)During 2024, Dr. Chand exercised the following SARs resulting in the receipt of the following shares:

Date	Number of SARS	Market Price	Exercise Price	Pre-tax proceeds	Resulting shares	Value at 12/31/24

03/06/2024	537	$87.14	$72.57	$7,823	44	$4,955
(2)During 2023, Mr. Anderson exercised the following SARs, resulting in the receipt of the resulting shares:

Date	Number of SARS	Market Price	Exercise Price	Pre-tax proceeds	Resulting shares	Value at 12/31/24

08/16/2024	5,535	$101.24	$89.23	$66,475	359	$3,002
08/20/2024	6,769	$103.82	$52.89	$344,728	1,830	$206,076
09/23/2024	10,448	$113.47	$61.79	$539,900	2,623	$295,376
(3)During 2024, Ms. Tate exercised the following SARs, resulting in the receipt of the resulting shares:

Date	Number of SARS	Market Price	Exercise Price	Pre-tax proceeds	Resulting shares	Value at 12/31/24

11/01/2024	1,163	$115.89	$61.79	$62,916	386	$43,467
11/01/2024	1,528	$115.89	$51.14	$98,934	608	$68,469
11/01/2024	1,748	$115.89	$45.11	$123,719	761	$85,696
11/01/2024	884	$115.89	$53.79	$54,895	337	$37,950
11/01/2024	1,667	$115.89	$85.77	$50,206	308	$34,684

2025 Proxy Statement	45

Executive Compensation
Pension Benefits

Name (a)	Plan Name(1) (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(2) ($) (d)	Payments During Last Fiscal Year ($) (e)

Ashish Chand	Pension Plan	—	—	—
	Excess Plan		—	—
Jeremy Parks	Pension Plan	12.4	240,867	—
	Excess Plan		—	—
Brian Anderson	Pension Plan	16.6	347,704	—
	Excess Plan		296,730	—
Hiran Bhadra	Pension Plan	—	—	—
	Excess Plan		—	—
Leah Tate	Pension Plan	—	—	—
	Excess Plan		—	—
(1)Mr. Anderson participates in the Belden Wire & Cable Company Pension Plan (“Pension Plan”) and the Belden Wire & Cable Company Supplemental Excess Defined Benefit Plan (“Excess Plan”). Mr. Parks participated in the Pension Plan and the Excess Plan prior to his separation from the Company in 2020. He is not eligible to participate in the plan following his return to the Company in 2021 because the Plans are closed to new participants. Mr. Bhadra and Ms. Tate do not participate in the plans because they joined the Company after the plans were closed to new participants in 2010. Dr. Chand does not participate in the plans because he relocated to the U.S. after the Plans were closed to new participants in 2010. The Pension Plan is a cash balance plan. The account of each participant increases on an annual basis by 4% of the participant’s eligible compensation up to the Social Security wage limit ($168,600 for 2024) and by 8% of the participant’s eligible compensation in excess of the Social Security wage limit up to the limit on compensation that may be taken into account by a plan qualified under the Internal Revenue Code ($345,000 for 2024). The Excess Plan provides the benefit to the participant that would have been available under the Pension Plan if there were not a limit on compensation that may be taken into account by a plan qualified under the Internal Revenue Code. In general, eligible compensation for a participant includes base salary plus any amount earned under the annual cash incentive plan. Upon retirement, participants in the Pension Plan may elect a lump sum distribution or a variety of annuity options. Upon retirement, participants in the Excess Plan will receive a lump sum distribution.
(2)The computation of the value of accumulated benefit for each individual incorporates a 5.47% discount rate, an interest credit rate of 5.50%, and an expected retirement age of 65.

46	2025 Proxy Statement

Executive Compensation
Nonqualified Deferred Compensation(1)

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Ashish Chand	82,660	63,720	7,802	—	444,190
Jeremy Parks	43,300	27,096	3,071	—	188,192
Brian Anderson	27,498	22,349	12,722	—	654,905
Hiran Bhadra	251,841	20,738	9,305	—	558,136
Leah Tate	121,701	17,033	10,275	—	569,555
(1)Each of Dr. Chand, Messrs. Parks, Anderson and Bhadra, and Ms. Tate, participated in the Belden Supplemental Excess Defined Contribution Plan in 2024. Amounts reflected in column (c), but not those in column (d), have been reflected in column (i) of the Summary Compensation Table.
Employment, Severance and Change-in-Control Arrangements
Each of the Company’s named executive officers participates in the Belden Inc. Executive Severance Program. The Compensation Committee (with the assistance of Meridian and management) annually reviews the key provisions of the Executive Severance Program to ensure it is competitive, based on peer group and market survey data.
Amounts payable in the event of each NEO’s separation of employment are noted below under “Potential Payments upon Termination or Change in Control.”
Potential Payments Upon Termination or Change-in-Control
The Belden Executive Severance Program provides for the potential payment of severance and other benefits upon certain terminations of employment. In addition, pursuant to the terms of the Company’s equity incentive plans, upon certain termination events, each executive will be entitled to acceleration of his outstanding and unvested equity awards.
Termination not for Cause not in Connection With a Change in Control
Pursuant to the Severance Program and the terms of the Company’s equity incentive plans, in the event a named executive officer is terminated without “cause,” as defined below, the executive will be entitled to receive:
●severance payments equal to the sum of the officer’s current base salary plus his annual target bonus, payable in equal semi-monthly installments over a twelve-month period;
●if the executive is the Company’s Chief Executive Officer, severance payments equal to the sum of the officer’s current base salary plus his target bonus, multiplied by 1.5, payable in equal semi-monthly installments over an eighteen-month period;
●any unpaid bonus earned with respect to the portion of the current fiscal year completed as of the date of termination based on the actual performance under the applicable annual cash incentive plan, payable when awards are generally paid for senior executives for such year; and
●a lump sum payment equal to the full monthly premium (i.e., the executive’s and the Company’s) for coverage under the Company group health care plan (including group dental and vision coverage) based on the executive’s coverage elections in effect immediate prior to the termination multiplied by 12 (or, in the case of the Company’s Chief Executive Officer, multiplied by 18).
Pursuant to the Severance Program, “cause” is defined to include:
●willful and continued failure to perform his duties following appropriate opportunities to cure the deficiencies;
●conviction or plea of nolo contendere of a felony or engagement in a dishonest act, misappropriation of funds, embezzlement, criminal conduct or common law fraud;
●material violation of the Company’s Code of Conduct; and
●engagement in an act that materially damages or materially prejudices the Company or its affiliates or the officer’s engagement in activities materially damaging to the property, business or reputation of the Company or its affiliates.

2025 Proxy Statement	47

Executive Compensation
Termination not for Cause by the Company or for Good Reason by the Officer After a Change in Control
The Severance Program provides that if, within two years following a “change in control,” as defined below, the officer is terminated without cause or resigns for “good reason,” the officer will be entitled to receive:
●any unpaid annual cash incentive award earned with respect to any fiscal year ending on or preceding the date of termination, payable when awards are paid generally to senior executives for such year;
●A pro-rated annual cash incentive for the fiscal year in which the termination occurs, the amount of which shall be based on target performance and a fraction, the numerator of which is the number of days elapsed during the performance year through the date of termination and the denominator of which is 365;
●a lump sum severance payment payable at the time provided by Section 4.02(e) in the aggregate amount equal to the product of (A) the sum of (1) the Participant’s highest base salary during the time between the change of control and the date that is two years following the change of control plus (2) the executive’s annual target cash incentive award for the year in which the termination occurs multiplied by (B) two (2);
●a lump sum payment equal to the full monthly premium (i.e., the executive’s and the Company’s) for coverage under the Company group health care plan (including group dental and vision coverage) based on the executive’s coverage elections in effect immediate prior to the termination multiplied by 24;
●unvested PSUs convert to RSUs at a 1.00 conversion ratio at the time of the “change in control;” and
●unvested equity awards vest upon the termination following the “change in control”.
A “change in control” of the Company generally will occur when a person acquires more than 50% of the outstanding shares of the Company’s stock or a majority of the Board consists of individuals who were not approved by the Board. Upon a change in control in the Company, the named executive officers will have the right for a period of two years to leave the Company for “good reason” and receive the amounts set out above should the scope of their employment with the Company “negatively and materially” change.
Death/Disability
The Company provides long-term disability coverage and life insurance coverage for the executive officers on terms consistent with and generally available to all salaried employees. Upon the officer’s death or disability, the officer, or the officer’s heirs will be entitled to receive:
●Any unpaid cash incentive award earned with respect to any fiscal year ending on or preceding the date of termination, payable when annual cash incentives are paid generally to senior executives for such year;
●A pro-rated annual cash incentive award for the fiscal year in which such termination occurs, the amount of which shall be based on actual performance under the applicable annual cash incentive plan and a fraction, the numerator of which is the number of days elapsed during the performance year through the date of termination and the denominator of which is 365, which pro-rated cash incentive award shall be paid when awards are paid generally to senior executives for such year;
●Any unvested equity awards will vest immediately;
●The pro rata portion of PSUs related to the amount of time the employee was employed during the measuring period will convert to shares of Company common stock when awards are converted generally for such year;
●Any disability insurance benefits, or life insurance proceeds, as the case may be, as may be provided under the Company plans in which the Participant participates immediately prior to such termination;
Retirement
Under the Company’s equity plans, an employee who has reached the age of 65 or has reached the age of 55 with ten years of service with the Company can voluntarily retire from the Company with the result that all unvested equity awards that were granted at least one year prior to the retirement date (with certain limited exceptions) shall immediately vest in full and any options or stock appreciation rights are eligible for exercise for the shorter of three years or the original term of the award. As of December 31, 2024, none of the Company's NEOs are eligible for retirement.
Estimate of Payments
The estimated payments owed to each officer upon the various termination events are based on the following assumptions and/or exclusions:
●it is assumed that each triggering event occurred on December 31, 2024 and that the value of our common stock was the closing market price of our stock on December 31, 2024, $112.61 (in the case of Termination not for cause by the Company or for good reason by the officer after a change in control, it is assumed that the change in control and the termination both occurred on December 31, 2024);

48	2025 Proxy Statement

Executive Compensation
●the payments do not include any amounts earned and owed to the officer as of the termination date, such as salary earned to date, unreimbursed expenses or benefits generally available to all employees of the Company on a non-discriminatory basis (the 2024 Non-Equity Incentive Plan Compensation is included based on the technical requirement that an employee must be employed on January 1, 2025 to earn the 2024 bonus. The Severance Program would entitle them to receive the 2024 bonus even if termination occurred on December 31, 2024); and
●the payments include only additional benefits that result from termination and do not include any amounts or benefits earned, vested, accrued or owing under any plan. See “Outstanding Equity Awards at Fiscal Year-End”, “Pension Benefits” and “Nonqualified Deferred Compensation.”

			Accelerated Vesting of Equity Value
Name	Aggregate Severance ($)	2024 Non- Equity Incentive Plan Compensation ($)	Restricted Stock Units ($)	Stock Options/ SARs ($)	Welfare Benefits Continuation ($)	Excise Tax Gross-up Payment ($)	Total ($)

Ashish Chand
Termination not for cause not in connection with a change in control	3,206,250	1,466,563	—	—	33,839	—	4,706,652
Termination not for cause by the Company or for good reason by the officer after a change in control	4,275,000	1,466,563	21,421,617	658,027	67,678	—	27,888,885
Death/Disability	—	1,466,563	21,421,617	658,087	—	—	23,546,207
Retirement	—	—	—	—	—	—	—
Jeremy Parks
Termination not for cause not in connection with a change in control	1,038,544	559,818	—	—	32,510	—	1,630,872
Termination not for cause by the Company or for good reason by the officer after a change in control	2,077,087	559,818	4,245,648	312,994	65,020	—	7,260,568
Death/Disability	—	559,818	4,245,648	312,994	—		5,118,461
Retirement	—	—	—	—	—	—	—
Brian Anderson
Termination not for cause not in connection with a change in control	932,571	483,724	—	—	36,856	—	1,453,151
Termination not for cause by the Company or for good reason by the officer after a change in control	1,865,141	483,724	3,243,342	219,554	73,212	—	5,885,473
Death/Disability	—	483,724	3,243,342	219,554	—	—	3,946,620
Retirement	—	—	—	—	—	—	—
Hiran Bhadra
Termination not for cause not in connection with a change in control	878,172	486,863	—	—	33,734	—	1,398,769
Termination not for cause by the Company or for good reason by the officer after a change in control	1,756,345	486,863	4,503,841	169,094	67,468	—	6,983,611
Death/Disability	—	486,863	4,503,841	169,094	—	—	5,159,799
Retirement	—	—	—	—	—	—	—

2025 Proxy Statement	49

Executive Compensation

			Accelerated Vesting of Equity Value
Name	Aggregate Severance ($)	2024 Non- Equity Incentive Plan Compensation ($)	Restricted Stock Units ($)	Stock Options/ SARs ($)	Welfare Benefits Continuation ($)	Excise Tax Gross-up Payment ($)	Total ($)

Leah Tate
Termination not for cause not in connection with a change in control	788,608	433,133	—	—	31,443	—	1,253,184
Termination not for cause by the Company or for good reason by the officer after a change in control	1,577,216	433,133	4,063,405	34,877	62,886	—	6,171,517
Death/Disability	—	433,133	4,063,405	34,877	—	—	4,531,415
Retirement	—	—	—	—	—	—
Pay Versus Performance
In accordance with its rulemaking responsibilities related to the Dodd-Frank Act, the Securities and Exchange Commission has adopted a rule that requires annual disclosure of the pay versus performance information and table provided below.

Year (a)	Summary Compensation Table Total for PEO (Chand) ($) (b)	Summary Compensation Table Total for PEO (Vestjens) ($) (b)	Summary Compensation Table Total for PEO (Stroup) ($) (b)	Compensation Actually Paid to PEO (Chand) ($) (c)	Compensation Actually Paid to PEO (Vestjens) ($) (c)	Compensation Actually Paid to PEO (Stroup) ($) (c)	Average Summary Compensation Table Total To Non-PEO Named Executive Officers ($) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income ($) (h)	Adjusted Earnings Per Share ($) (i)
									Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($) (g)

2024	8,033,901	—	—	20,967,970	—	—	2,886,331	5,696,926	208	180	198,414,000	6.36
2023	12,758,233	168,897	—	9,672,571	(13,167,871)	—	2,627,627	2,492,083	143	154	242,556,000	6.83
2022	—	6,936,527	—	—	15,372,798	—	2,101,935	3,772,922	132	128	254,822,000	6.41
2021	—	6,831,323	—	—	11,850,022	—	2,870,217	3,781,899	121	136	64,317,000	4.75
2020	—	2,648,191	8,385,634	—	1,531,547	3,901,946	1,985,910	1,188,948	77	112	(55,058,000)	2.75
(1)Dr. Ashish Chand served as our PEO during the entirety of 2024. Dr. Chand and Mr. Roel Vestjens each shared as our PEO for a portion of 2023. Mr. Vestjens was our principal executive officer (PEO) for the full year in each of 2022 and 2021. For 2020, Mr. Vestjens and Mr. John Stroup each served as PEO for a portion of the year. In 2023, our Non-PEO named executive officers were Messrs. Parks and Anderson, Mr. Brian Lieser, and Ms. Tate. In 2022, our non-PEO named executive officers were Messrs. Parks and Anderson, Dr. Chand, and Mr., Anshu Mehrotra. In 2021, our non-PEO named executive officers were Messrs. Parks, Anderson, and Mehrotra, Dr. Chand, and Mr. Henk Derksen. In 2020, our non-PEO named executive officers were Messrs. Derksen and Anderson, Dr. Chand, and Mr. Dean McKenna.
(2)For each of 2024, 2023, 2022, 2021, and 2020 (each, a “Covered Year”), in determining both the compensation “actually paid” to our PEO(s) and the average compensation actually paid to our non-PEO named executive officers for purposes of this Pay Versus Performance table (“PVP Table”), we deducted from or added back to the total amounts of compensation reported in column (b) or (d), as applicable, for such Covered Year, the following amounts:

Item and Value Added (Deducted)	2024	2023	2022	2021	2020

For Dr. Chand
- change in actuarial present value of pension benefits	$0	$0	—	—	—
			—	—	—
+ service cost of pension benefits	$0	$0	—	—	—
+ prior service cost of pension benefits	$0	$0	—	—	—
- SCT “Stock Awards” column value	$5,275,708	$9,767,895	—	—	—

- SCT “Option Awards” column value	$0	$950,346	—	—	—
+ Covered year-end fair value of outstanding equity awards granted in Covered Year	$8,842,507	$6,883,385	—	—	—

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Executive Compensation

Item and Value Added (Deducted)	2024	2023	2022	2021	2020

+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	$8,958,775	$40,982	—	—	—
+ vesting date fair value of equity awards granted and vested in Covered Year	$0	$0	—	—	—
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$381,726	$691,788	—	—	—
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	$0	$0	—	—	—
+ includable dividends/earnings paid or accrued on equity awards during Covered Year	$26,769	$16,424	—	—	—

For Mr. Vestjens
- change in actuarial present value of pension benefits	—	$0	$0	$0	$0
+ service cost of pension benefits	—	$0	$0	$0	$0
+ prior service cost of pension benefits	—	$0	$0	$0	$0
- SCT “Stock Awards” column value	—	$0	$3,026,712	$3,077,646	$1,133,356
- SCT “Option Awards” column value	—	$0	$874,650	$895,635	$197,989
+ Covered year-end fair value of outstanding equity awards granted in Covered Year	—	$0	$11,481,543	$7,506,516	$968,550

+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	—	$0	$943,557	$930,622	$(663,721)
+ vesting date fair value of equity awards granted and vested in Covered Year	—	$0	$0	$0	$0
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	—	$586,309	$(35,512)	$546,513	$(95,009)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—	$(13,923,078)	$0	$0	$0
+ includable dividends/earnings paid or accrued on equity awards during Covered Year	—	$0	$7,770	$8,329	$4,881

For Mr. Stroup
- change in actuarial present value of pension benefits	—	—	—	—	$448,473
	—	—	—	—
+ service cost of pension benefits	—	—	—	—	$178,758
+ prior service cost of pension benefits	—	—	—	—	$0
- SCT “Stock Awards” column value	—	—	—	—	$6,835,918
	—	—	—	—
- SCT “Option Awards” column value	—	—	—	—	$0
+ Covered year-end fair value of outstanding equity awards granted in Covered Year	—	—	—	—	$4,312,695
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	—	—	—	—	$(1,384,045)
	—	—	—	—
+ vesting date fair value of equity awards granted and vested in Covered Year	—	—	—	—	$0
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	—	—	—	—	$(322,304)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—	—	—	—	$0
+ includable dividends/earnings paid or accrued on equity awards during Covered Year	—	—	—	—	$15,599

For Non-PEO Named Executive Officers (Average):
- change in actuarial present value of pension benefits	$14,627	$47,279	$0	$6,839	$78,767

2025 Proxy Statement	51

Executive Compensation

Item and Value Added (Deducted)	2024	2023	2022	2021	2020

+ service cost of pension benefits	$14,474	$8,116	$10,348	$18,682	$22,350
+ prior service cost of pension benefits	$0	$0	$0	$0	$0
- SCT “Stock Awards” column value	$1,776,781	$1,298,887	$624,214	$1,314,184	$826,883
- SCT “Option Awards” column value	$0	$229,846	$167,466	$138,351	$153,156
+ year-end fair value (from prior year-end to Covered year-end) of equity awards granted in Covered Year	$2,841,574	$1,080,900	$2,243,314	$2,135,122	$693,974
+/- change in fair value of outstanding equity awards granted in prior years	$1,595,379	$85,230	$311,697	$396,261	$(441,802)
+ vesting date fair value of equity awards granted and vested in Covered Year	$0	$0	$0	$0	$0
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$146,991	$262,632	$(57,911)	$38,593	$(17,327)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	$0	$0	$0	$221,889	$0
+ includable dividends/earnings paid or accrued on equity awards during Covered Year	$3,585	$3,741	$4,479	$4,286	$4,649
(3)For each Covered Year, our total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 31, 2019 through and including the last day of the fiscal year covered (the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period ($112.61 per share and $55.79 per share, respectively), divided by (b) our closing share price at the beginning of the Measurement Period ($55.79 per share). Each of these yearly percentage changes was then applied to a deemed fixed investment of
$100 at the beginning of the Measurement Period to produce the Covered Year-end values of such investment as of the end of 2024, 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4)For the purposes of this Pay Versus Performance disclosure, our peer group is the S&P Composite 1500 Industrials Index (the “Peer Group”). For each covered year, our Peer Group cumulative shareholder return was calculated based on a deemed fixed investment of $100 through the measurement period.
(5)The Company selected measure is Adjusted Earnings Per Share, as presented in the Company's Form 8-K, filed on February 6, 2025. A full reconciliation of GAAP EPS to Adjusted EPS can be found in Appendix 2 of this Proxy Statement.
(6)As a result of SEC Guidance released in November of 2023, the Compensation Actually Paid figures related to 2022 have been revised to account for the change in value of PSUs between the end of their measurement period, in this instance December 31, 2022, and their February 2023 distribution date.
The following charts provide, across the covered years, a comparison between our cumulative total shareholder return and cumulative shareholder return of the Peer Group, and (2) illustrations of the relationships between (A) the executive compensation actually paid to the PEO and the average of the executive compensation paid to our non-PEO named executive officers (in each case as set forth in the PVP table above, and (B) each of the performance measures set forth in columns (f), (h), and (i) of the PVP Table above.

52	2025 Proxy Statement

Executive Compensation
Compensation Actually Paid v. Shareholder Return

CEO Compensation "Actually Paid"	Other NEO Compensation "Actually Paid"
Total Shareholder Return	Peer Group Shareholder Return
Compensation Actually Paid v. Net Income

CEO Compensation "Actually Paid"	Other NEO Compensation "Actually Paid"	Net income

2025 Proxy Statement	53

Executive Compensation
Compensation Actually Paid v. Adjusted EPS

CEO Compensation "Actually Paid"	Other NEO Compensation "Actually Paid"	Adjusted EPS
The following table lists the six performance measures that we believe represent the most important financial performance measures that we use to link compensation actually paid to our named executive officers in 2024 to our performance:

Performance Measure

2024 Consolidated Net Income	$198,414,000
2024 Consolidated EBITDA	$410,772,000
2024 Consolidated Revenue	$2,460,979,000
Relative Total Shareholder Return (S&P Industrial 1500 Index) (2022-2024)	82nd Percentile
Consolidated Free Cash Flow (2022-2024)	$223,089,000
2024 Adjusted Earnings Per Share	$6.36
Pay Ratio Disclosure
In accordance with its rulemaking responsibilities related to the Dodd-Frank Act, the Securities and Exchange Commission has adopted a rule that requires annual disclosure of the ratio of the median Company employee’s total annual compensation to the total annual compensation of the Company’s principal executive officer. The Company’s principal executive officer during 2024 was Ashish Chand, President and Chief Executive Officer.
Belden’s median employee was determined by reviewing the cash compensation paid to all Belden employees worldwide¸ excluding certain de minimis jurisdictions under item 402(u) of Regulation S-K, but including Belden employees based in countries where the cost of living and average salaries in the market are substantially lower than the United States, from December 1, 2021 through November 30, 2022. Neither Belden’s overall employee population nor its employee compensation arrangements changed materially in 2023 or 2024 in a way that Belden believes would result in a significant change to its pay ratio disclosure. As a result, the same median employee identified by Belden in 2023 serves as the median employee for the purposes of the 2025 pay ratio disclosure.
Once the median employee was identified, the calculation of annual total compensation for that median employee was determined in the same manner as the “Total Compensation” shown for Dr. Chand in the Summary Compensation Table contained herein. Compensation elements that were included in the annual total compensation for the median employee include: cash compensation received in 2024, matching payments related to Company retirement plans, and any other compensation received in 2024. Belden’s median employee was located in a jurisdiction other than the United States. As a result, his or her compensation was converted to US dollars based on the average exchange rate between the local currency and USD in 2024.
The median total annual compensation of Belden associates, excluding Dr. Chand, in 2024 was $51,812.09. As disclosed herein, Dr. Chand’s total reported 2024 compensation was $8,033,901. Accordingly, Belden’s principal executive officer's reported 2024 compensation was approximately 155.06 times that of the median of the total annual compensation of all employees other than the principal executive officers.

54	2025 Proxy Statement

Ownership Information
Equity Compensation Plan Information on December 31, 2024

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Equity Compensation Plans Approved by Stockholders(1)	263,000 (2)	$66.29	1,668,153 (3)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total
(1)Consists of the Belden Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”); and the Belden Inc. 2021 Long Term Incentive Plan (the “2021 Plan”). The 2011 Plan has expired, but stock appreciation rights remain outstanding under the plan.
(2)Consists of 61,290 shares under the 2011 Plan; and 200,284 shares under the 2021 Plan. All of these shares pertain to outstanding stock appreciation rights (“SARs”). Because the issued shares resulting from SAR exercises only represent the share appreciation between the grant date and exercise date, after any applicable tax withholding, SARs are much less dilutive to our stockholders than stock options.
(3)Consists of 1,668,153 shares under the 2021 Plan. Pursuant to the flexible share authorization nature of the 2021 Plan, full-value awards (e.g., restricted stock units (“RSUs”), performance stock units (“PSUs”), other stock-based awards) count against the share authorization at a rate of 1.73 to 1 for awards granted or converted, as the case may be. Stock options, SARs and other non-full-value awards count against the share authorization at a rate of 1 to 1. We subtract awards from the share reserve at the time of grant (or at the time of conversion into RSUs or shares in the case of PSUs), as opposed to the time of share issuance, as we feel this gives us a more accurate picture of our remaining reserve. Awards canceled prior to vesting or exercise, as the case may be, are added back to the reserve in accordance with the 2021 Plan document.
Section 16(a) Reports
Based upon a review of filings with the Securities and Exchange Commission and other reports submitted by our directors and officers, we believe that all of our directors and executive officers complied during 2024 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.
Stock Ownership of Certain Beneficial Owners and Management
The following table shows the amount of Belden common stock beneficially owned (unless otherwise indicated) by our directors, the executive officers named in the Summary Compensation Table below and the directors and executive officers as a group. Except as otherwise noted, all information is as of March 25, 2025.

2025 Proxy Statement	55

Ownership Information
Beneficial Ownership Table of Directors, Nominees and Executive Officers

Name	Number of Shares Beneficially Owned(1)(2)(3)(4)	Acquirable Within 60 Days(5)	Percent of Class Outstanding(6)

David Aldrich	53,396	—	*
Brian Anderson	44,306	38,353	*
Lance Balk(7)	81,846	—	*
Hiran Bhadra	26,618	7,675	*
Diane D. Brink	22,027	—	*
Judy L. Brown	30,567	—	*
Nancy Calderon	6,954	—	*
Ashish Chand	161,767	16,064	*
Jonathan Klein	9,968	—	*
YY Lee(8)	5,744	—	*
Gregory McCray	4,199	—	*
Jeremy Parks	40,544	24,959	*
Leah Tate(9)	34,693	1,667	*
All directors and executive officers as a group (16 persons)	588,947	111,607	1.48%
*    Less than one percent
(1)The number of shares includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.
(2)For Ms. Lee, the number of shares includes 1,666 unvested RSUs from her date of appointment to the Board in March 2023. For each of Mses. Brink, Brown, Calderon and Lee, and Messrs. Balk, Klein and McCray the number of shares includes 1,554 unvested RSUs awarded to them in May 2024. For Mr. Aldrich, the number of shares includes 2,202 unvested RSUs awarded to him in May 2024. For each of Messrs. Aldrich and Balk, the number of shares includes awards, the receipt of which has been deferred pursuant to the 2004 Belden Inc. Non-Employee Director Deferred Compensation Plan as follows: Mr. Aldrich – 1,489 and Mr. Balk – 20,916.
(3)For Dr. Chand, the number of shares includes 22,428 unvested RSUs granted in August 2021 in connection with the Supplemental Incentive Plan, 11,218 unvested RSUs granted in March 2023, and 22,446 unvested RSUs granted in February 2024, 44,856 unvested RSUs received on August 17, 2024 upon conversion of a previously issued PSU award, and 22,492 unvested RSUs issued in February 2025. For Mr. Parks, the number of shares includes 3,729 unvested RSUs granted in March 2023, 5,860 unvested RSUs granted in February 2024, and 5,627 unvested RSUs granted in February 2025. For Mr. Anderson, the number of shares includes 2,739 unvested RSUs granted in March 2023, 3,947 unvested RSUs granted in February 2024, and 3,760 unvested RSUs granted in February 2025. For Mr. Bhadra, the number of shares includes 1,974 unvested RSUs granted in March 2023, 12,527 unvested RSUs granted in February 2024, and 3,577 unvested RSUs granted in February 2025. For Ms. Tate, the number of shares includes 2,328 RSUs granted in March 2023, 11,298 unvested RSUs granted in February 2024, and 3,085 unvested RSUs granted in February 2025.
(4)For each of Messrs. Anderson, Chand, Bhadra and Parks, and Ms. Tate, the number of shares includes shares of Belden Common Stock held in a 401(k) account pursuant to the terms of Belden's 401(k) employee contribution matching program. They hold the following numbers of shares in a 401(k) account: Mr. Anderson – 1,046; Dr. Chand – 1,124; Mr. Bhadra – 718; Mr. Parks – 1,083; Ms. Tate – 1,163.
(5)Reflects the number of shares that could be purchased by exercise of stock options and the number of SARs that are exercisable at March 25, 2025, or within 60 days thereafter, under the Company’s long-term incentive plans. Upon exercise of a SAR, the holder would receive the difference between the market price of Belden shares on the date of exercise and the exercise price paid in the form of Belden shares. This column includes stock options and SARs that are exercisable without regard to whether the current market price of Belden common stock is greater than the applicable exercise price.
(6)Represents the total of the “Number of Shares Beneficially Owned” column (excluding RSUs, which do not have voting rights before vesting) divided by the number of shares outstanding at March 25, 2025 – 39,757,337
(7)Includes 2,400 shares held in trust for spouse and children and 45,000 shares held in a grantor retained annuity trust.
(8)Ms. Lee was awarded 2,500 RSUs upon her appointment to the Board on March 31, 2023 that will vest in thirds on each of the first three anniversaries of her appointment to the Board.
(9)Includes 3,360 shares held in account in spouse's name.

56	2025 Proxy Statement

Ownership Information
Beneficial Ownership Table of Stockholders Owning More Than Five Percent
The following table shows information regarding those stockholders known to the Company to beneficially own more than 5% of the outstanding Belden shares as of December 31, 2024.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Common Stock(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10022	4,996,059	(2)	12.42%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	4,647,224	(3)	11.56%

FMR LLC 245 Summer Street Boston, MA 02210	4,486,337	(4)	11.16%

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	2,132,886	(5)	5.30%
(1)Based on 40,211,065 shares outstanding on December 31, 2024.
(2)Information based on Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 23, 2024, reporting sole voting power over 4,928,109 shares and sole dispositive power over 4,996,059 shares.
(3)Information based on Schedule 13G/A filed with the SEC by the Vanguard Group on February 13, 2024, reporting shared voting power over 58,874 shares, sole dispositive power over 4,542,806 shares, and shared dispositive power over 104,418 shares.
(4)Information based on Schedule 13G filed with the SEC by FMR LLC on October 7, 2024, reporting sole dispositive power over 4,486,337 shares.
(5)Information based on Schedule 13G filed with the SEC by Wellington Management Group LLP on November 8, 2024, reporting shared voting power over 1,544,728 shares and shared dispositive power over 2,132,886 shares.

2025 Proxy Statement	57

Other Matters
The Company knows of no other matters that will be brought before the annual meeting. If other matters are introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.
Frequently Asked Questions
Q:    Why am I receiving these materials?
A:    The Board of Directors (the “Board”) of Belden Inc. (sometimes referred to as the “Company” or “Belden”) is providing these proxy materials to you in connection with the solicitation of proxies by Belden on behalf of the Board for the 2025 annual meeting of stockholders which will take place on May 22, 2025. This proxy statement includes information about the issues to be voted on at the meeting. You are invited to attend the meeting virtually and we request that you vote on the proposals described in this proxy statement.
Q:    Why am I being asked to review materials online?
A:    Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We began mailing the Notice of Internet Availability of Proxy Materials to stockholders on April 8, 2025.
Q:    Who is qualified to vote?
A:    You are qualified to receive notice of and to vote at the annual meeting if you owned shares of common stock of the Company at the close of business on our record date of March 25, 2025. On the record date, there were 39,757,337 shares of Belden common stock outstanding.
Each share is entitled to one vote on each matter properly brought before the annual meeting.
Q:    What information is available for review?
A:    The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, is also available on-line. The Form 10-K includes our 2024 audited financial statements with notes and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Q:    What matters will be voted on at the meeting?
A:    Three matters will be voted on at the meeting:
(1)the election of the nine directors nominated by the Board, each for a term of one year;
(2)the ratification of the appointment of Ernst & Young as the Company’s independent registered public accountant for 2025; and
(3)an advisory vote on executive compensation for 2024.
Q:    What are Belden’s voting recommendations?
A:    Our Board of Directors recommends that you vote your shares:
(1)FOR the Company’s slate of directors;
(2)FOR the ratification of Ernst & Young; and
(3)FOR the approval of the Company’s executive compensation.

58	2025 Proxy Statement

Other Matters
Q:    What shares owned by me can be voted?
A:    All shares owned by you as of March 25, 2025, the record date, may be voted by you. These shares include those (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.
Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:    Some Belden stockholders hold their shares through a stock broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with Belden’s transfer agent, Equiniti Trust Company, you are considered (with respect to those shares) the stockholder of record and the Notice of Internet Availability of Proxy Materials is being sent directly to you by Belden. As the stockholder of record, you have the right to grant your voting proxy directly to Belden or to vote in person at the meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” (that is, the name of your stock broker, bank, or other nominee) and the Notice of Internet Availability of Proxy Materials is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting.
Q:    How can I vote my shares in person at the meeting?
A:    Though the meeting is not being held in person, you can attend virtually during the live meeting. Shares held directly in your name as the stockholder of record may be voted during the live virtual annual meeting. Your identify will be verified prior to accepting your vote.
Even if you plan to attend the annual meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you decide later not to attend the meeting.
Q:    How can I vote my shares without attending the meeting?
A:    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. You will be able to do this over the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request a full delivery of the proxy materials, a proxy card will be included that will contain instructions on how to vote by telephone or mail in addition to the Internet.
Q:    Can I change my vote?
A:    You may change your proxy or voting instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.
Q:    What class of shares is entitled to be voted?
A:    Each share of our common stock outstanding as of the close of business on March 25, 2025, the record date, is entitled to one vote at the annual meeting.
Q:    What about shares held pursuant to a Belden 401(k) or other benefit plan?
A:    If you are a participant in the Belden Retirement Savings Plan and hold shares of Belden Inc. common stock pursuant to either plan, you will receive a proxy card associated with such shares from the plan administrator in addition to a proxy card from any other custodian through which you hold shares. To allow sufficient time for the Belden Retirement Savings Plan Trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time on May 19, 2025. If the trustee does not receive your instructions by that date, the trustee will not vote your shares.
Q:    What is the quorum requirement for the meeting?
A:    The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to vote. The shares may be present in person or represented by proxy at the meeting. Both abstentions and withheld votes are counted as present for the purpose of determining the presence of a quorum for the meeting.

2025 Proxy Statement	59

Other Matters
Q:    What are the voting requirements to approve the proposals and how are votes withheld, abstentions and broker non-votes treated?
A:    The following table describes the voting requirements and treatment of votes withheld, abstentions, and broker non-votes for each proposal:

Tabulation Treatment
Proposal	Voting Requirement	Votes Withheld/Abstentions	Broker Non-Votes

Election of Directors	Majority of votes cast for or against a particular director*	Present for quorum purposes; not counted in determining whether a director has received more votes cast for his or her election to the board than against	Not present for quorum purposes; brokers do not have discretion to vote non-votes in favor of directors
Ratification of Ernst & Young	No requirement; not binding on company	The Board of Directors will consider the number of abstentions in its analysis of the results of the advisory vote	Count as present for quorum purposes; brokers have discretion to vote non-votes in favor of ratification
Advisory vote on executive compensation	No requirement; not binding on company	The Board of Directors will consider the number of abstentions in its analysis of the results of the advisory vote	Not present for quorum purposes; brokers do not have discretion to vote non-votes in favor of compensation matters
*    The Company’s bylaws, as amended, provide that, in an uncontested election, a director must receive more votes “for” than votes “against” to be elected to the Board. An incumbent director that fails to receive such a majority shall tender his or her resignation, which will be considered by the Board’s Nominating and Corporate Governance Committee.
Q:    Where can I find the voting results of the meeting?
A:    We will announce preliminary voting results at the meeting and publish final results in a report on Form 8-K within four business days of the date on which our meeting ends.
Q:    What happens if additional proposals are presented at the meeting?
A:    Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Brian E. Anderson, the Company’s Senior Vice President–Legal, General Counsel and Corporate Secretary, and Nicholas E. Eckelkamp, the Company’s Vice President, Assistant General Counsel and Assistant Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Q:    Who will count the votes?
A:    A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and will act as the inspector of election.
Q:    Is my vote confidential?
A:    Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Belden or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy cards, which are then forwarded to Belden management.
Q:    Who will bear the cost of soliciting votes for the meeting?
A:    Belden has retained Alliance Advisors LLC to act as proxy solicitor for the annual meeting and to provide other advisory services throughout the year. Belden will bear the cost of this arrangement, which amounts to $16,000 annually. Upon request, the Company will reimburse brokers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company’s common stock.

60	2025 Proxy Statement

General Information
Internet Availability of Proxy Materials
Under rules of the United States Securities and Exchange Commission (SEC), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On April 8, 2025, we began mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
Contact Information for Questions
Answers to certain frequently asked questions including the votes required for approval of the agenda items are included in this document beginning on page 58. For other questions, please see the following contact information:

For questions Regarding:	Contact:

Annual meeting or Executive Compensation Questions	Belden Investor Relations, 317-219-9359
Stock ownership (Stockholders of Record)	Equiniti Trust Company http://www.equiniti.com 800-468-9716
Stock ownership (Beneficial Owners)	Contact your broker, bank or other nominee
Voting	Belden Corporate Secretary, 314-854-8035
Stockholder Proposals for the 2026 Annual Meeting
You may submit proposals for consideration at future stockholder meetings, including director nominations.
Stockholder Proposals: To be included in the Company’s proxy statement and form of proxy for the 2026 annual meeting, a stockholder proposal must, in addition to satisfying the other requirements of the Company’s bylaws and the SEC’s rules and regulations, be received at the Company’s principal executive offices by December 9, 2025. If you want the Company to consider a proposal at the 2026 annual meeting that will not be included in the Company’s proxy statement, among other things, the Company’s bylaws require that you notify our Board of your proposal no earlier than January 22, 2026 and no later than February 21, 2026.
Nomination of Director Candidates: The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such nominations are submitted to the Company prior to the deadline for proposals to be included in future proxy statements as noted in the above paragraph. To have a candidate considered by the Committee, a stockholder must submit the recommendation in writing and must include the following information:
●The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned (whether direct ownership or derivative ownership) and the length of time of ownership; and
●The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of Belden, the candidate’s ownership interest in the Company (if any), a description of any arrangements between the candidate and the nominating stockholder, and the person’s consent to be named as a director if selected by the Committee and nominated by the Board.

2025 Proxy Statement	61

General Information
In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and Belden. The Committee also seeks to have the Board represent a diversity of backgrounds and experience.
The Committee will identify potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board. The Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.
Once a person has been identified by the Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee will request information from the candidate, review the person’s accomplishments and qualifications, and conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

62	2025 Proxy Statement

General Information
Appendix I
The performance factors applicable to the NEOs, along with the respective threshold, target and actual performance levels and the respective financial factor scores, are illustrated below (numbers are shown in millions):

	2024 ACIP H1
Category	Threshold	Target	Maximum	Actual	Score

Consolidated Net Income ($)	97	122	134	113	0.83
Consolidated EBITDA ($)	180	200	210	184	0.60
Consolidated Revenues ($)	1,098	1,193	1,288	1,139	0.72

	2024 ACIP H2
Category	Threshold	Target	Maximum	Actual	Score

Consolidated Net Income ($)	108	135	148	149	2.00
Consolidated EBITDA ($)	195	217	228	227	1.89
Consolidated Revenues ($)	1,187	1,290	1,393	1,315	1.24
Performance Factor Definitions
“Net Income” is GAAP net income adjusted in a manner consistent with the Company's use of Adjusted net income in its periodic filings on Forms 10-K, 10-Q, and 8-K.
“EBITDA” is GAAP net income, adjusted in a manner consistent with the Company’s use of Adjusted EBITDA in its periodic filings on Forms 10-K, 10-Q and 8-K.
“Revenue” is GAAP revenue.
Below is a summary of the applicable performance factors and weighting percentages for each NEO and a calculation of each NEO’s applicable Financial Factor for the performance period (rounded to two decimal places):

Dr. Chand, Messrs. Parks, Anderson, and Bhadra, Ms. Tate - 2024
Category	Score	Weighting	Contribution to Financial Factor

Consolidated Net Income - H1	0.83	20%	0.17
Consolidated EBITDA - H1	0.60	15%	0.09
Consolidated Revenue - H1	0.72	15%	0.11
Consolidated Net Income - H2	2.00	20%	0.40
Consolidated EBITDA - H1	1.89	15%	0.28
Consolidated Revenue - H2	1.24	15%	0.19
Full Year Financial Factor			1.24

2025 Proxy Statement	63

General Information
Appendix II – EPS Reconciliation
BELDEN INC.
RECONCILIATIONS OF NON-GAAP MEASURES
(Unaudited)

Twelve Months Ended December 31, 2024 (In Thousands, Except Percentages and Per Share Amounts)

Revenues	$2,460,979
GAAP gross profit	$922,222
Amortization of software development intangible assets	10,564
Severance, restructuring, and acquisition integration costs	4,395
Adjustments related to acquisitions and divestitures	263
Adjusted gross profit	$937,444
GAAP gross profit margin	37.5%
Adjusted gross profit margin	38.1%
GAAP selling, general and administrative expenses	$(494,603)
Severance, restructuring, and acquisition integration costs	18,257
Adjustments related to acquisitions and divestitures	4,501
Adjusted selling, general and administrative expenses	$(471,845)
GAAP research and development expenses	$(112,365)
Severance, restructuring, and acquisition integration costs	162
Adjusted research and development expenses	(112,203)
GAAP net income	$198,414
Interest expense, net	38,303
Income tax expense	29,528
Non-operating pension settlement loss	1,208
Total non-operating adjustments	69,039
Amortization of intangible assets	48,794
Severance, restructuring, and acquisition integration costs	22,814
Amortization of software development intangible assets	10,564
Adjustments related to acquisitions and divestitures	4,764
Total operating income adjustments	86,936
Depreciation expense	56,383
Adjusted EBITDA	$410,772
GAAP net income margin	8.1%
Adjusted EBITDA margin	16.7%
GAAP net income	$198,414
Less: Net loss attributable to noncontrolling interests	(19)
GAAP net income attributable to Belden stockholders	$198,433
GAAP net income	$198,414
Plus: Operating income adjustments from above	86,936
Plus: Non-operating pension settlement loss	1,208
Less: Tax effect of adjustments above	23,834
Less: Net loss attributable to noncontrolling interests	(19)
Adjusted net income attributable to Belden stockholders	$262,743
GAAP net income per diluted share attributable to Belden stockholders	$4.80
Adjusted net income per diluted share attributable to Belden stockholders	$6.36
GAAP and adjusted diluted weighted average shares	41,299

64	2025 Proxy Statement

Belden Global Headquarters
1 N. Brentwood Blvd. 15th Floor
St. Louis, MO 63105

Belden.com

BELDEN INC.
1 NORTH BRENTWOOD BOULEVARD
15TH FLOOR
ST. LOUIS, MO 63105

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Participants in the Belden Retirement Savings Plan have an earlier voting deadline, described on the reverse side, to vote shares held through such plan(s). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BDC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. Participants in the Belden Retirement Savings Plan have an earlier voting deadline, described on the reverse side, to vote shares held through such plan(s).

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69624-P24634

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BELDEN INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. David J. Aldrich	☐	☐	☐
1b. Lance C. Balk	☐	☐	☐
1c. Diane D. Brink	☐	☐	☐
1d. Judy L. Brown	☐	☐	☐
1e. Nancy Calderon	☐	☐	☐
1f. Ashish Chand	☐	☐	☐
1g. Jonathan C. Klein	☐	☐	☐
1h. YY Lee	☐	☐	☐
1i. Gregory J. McCray	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Ernst & Young as the Company's Independent Registered Public Accounting Firm for 2025.	☐	☐	☐
3. Advisory vote on executive compensation for 2024.	☐	☐	☐

NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V69625-P24634

BELDEN INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2025
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Belden Inc. appoints Brian E. Anderson and Nicholas E. Eckelkamp as proxies, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of Stockholders to be held on May 22, 2025, beginning at 12:30 p.m., Central Time, Virtually at www.virtualshareholdermeeting.com/BDC2025 and at any adjournments or postponements thereof, as directed, on the matters set forth in the accompanying Proxy Statement and on all other matters that may properly come before the Annual Meeting, including on a motion to adjourn or postpone the Annual Meeting to another time or place (or both) for the purpose of soliciting additional proxies. Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO CHOICE IS SPECIFIED AND THE PROXY IS SIGNED AND RETURNED, THEN THE PROXY WILL BE VOTED ON THE PROPOSALS CONSISTENT WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2025, and the Annual Report to Stockholders for the year ended December 31, 2024.

Continued and to be signed on reverse side